As filed with the Securities and Exchange Commission on May 2, 2005

Registration Nos. 811-3641/2-80455

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X ]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. 34 [ X ]

and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 36 [ X ]
(Check appropriate box or boxes)

40|86 SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

11825 N. Pennsylvania Street, Carmel, Indiana 46032
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code (317) 817-6300
Sarah L. Bertrand
40|86 Series Trust
11825 N. Pennsylvania Street
Carmel, Indiana 46032
(Name and Address of Agent for Service)

With a copy to:
Donald W. Smith, Esq.
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, N.W.
Second Floor
Washington, D.C. 20036-1800
Telephone: (202) 778-9000

Approximate date of proposed public Offering: As soon as practicable following the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate space):

X	immediately upon filing pursuant to Rule 485 (b)
on December 31, 2000 pursuant to Rule 485 (b)
60 days after filing pursuant to Rule 485 (a)(1)
on [date] pursuant to Rule 485 (a)(1)
75 days after filing pursuant to Rule 485 (a) (2)
on [date] pursuant to Rule 485 (a)(2)

40|86 SERIES TRUST
Focus 20 Portfolio
Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

o	Cover Sheet

Contents of Registration Statement:

o	Part A - Prospectus
o	Part B - Statement of Additional Information
o	Part C - Other Information
o	Signature Pages
o	Exhibits

PART A

May 2, 2005

Prospectus

Focus 20 Portfolio
Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table Of Contents

The Portfolios
General Information About the Portfolios	3
Focus 20 Portfolio	4
Equity Portfolio	7
Balanced Portfolio	9
High Yield Portfolio	12
Fixed Income Portfolio	15
Government Securities Portfolio	18
Money Market Portfolio	20
Primary Risk Considerations	22
Fees and Expenses	24
Management	26
Purchase and Redemption of Shares	30
Dividends and Distributions	33
Taxes	33
Distribution and Service Plans	33
Financial Highlights	34

The Trust received a Mixed and Shared Funding Exemptive Order (the “Order”) from the Securities and Exchange on March 10, 1999. Pursuant to the Order, the portfolios of 40|86 Series Trust (“Portfolios”) are intended to be funding vehicles for variable annuity contracts, variable life insurance policies and/or pension plans to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). Although not currently doing so, the Trust may also serve as an investment medium for qualified pension and retirement plans outside of the separate account context.

More than one insurance company may invest in a Portfolio. It is possible that a difference may arise among the interests of the Participating Insurance Companies that invest in a Portfolio or the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a Portfolio following a change in the Portfolio’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Portfolio and the Participating Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Participating Insurance Companies occurs, or between life insurance policies and annuity contracts, however, a Portfolio may be required to take actions that are adverse to the interests of a particular Participating Insurance Company and it contract owners, or to the interests of holders of a particular type of contract.

Individual variable annuity contract holders and variable life insurance policy holders are not “shareholders” of each Portfolio. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. Shares of the Portfolios are not offered directly to the general public.

1

The Adviser’s Integrated Approach to Money Management

40|86 Advisors, Inc. (“40|86”), is the Investment Adviser (the “Adviser”) for each of the 40|86 Series Trust Portfolios. It directly manages the fixed-income Portfolios and the fixed-income portion of the Balanced Portfolio, and selects and supervises sub-advisers (“Sub-Advisers”) for the equity Portfolios and the equity portion of the Balanced Portfolio.

With respect to the fixed income Portfolios, 40|86 employs a disciplined portfolio structuring process that encompasses an intensive bottom-up security analysis that focuses on individual sectors and security structure with a focus on relative value allowing 40|86 to discover undervalued opportunities in the marketplace. 40|86 utilizes a clearly defined, rigorously implemented, buy, review and sell discipline.

This intensive fundamental research guides our fixed-income managers in buying and selling securities. Because of 40|86’s active management style, our fixed-income portfolios generally have a higher portfolio turnover rate than other similar portfolios. This means that a fixed-income Portfolio may have higher taxable distributions and increased trading costs that may affect the performance of that Portfolio.

With respect to the equity Portfolios, 40|86 is responsible for evaluating the abilities and performance of other money management firms to identify appropriate Sub-Advisers for the equity Portfolios. After a Sub-Adviser is selected, 40|86 continuously supervises and monitors its performance and periodically recommends to the Board of Trustees which Sub-Advisers should be retained or released.

Each of the Portfolios may invest in restricted securities, such as private placements, which are not registered with the Securities and Exchange Commission. Restricted securities are generally illiquid; however, 40|86 focuses on those that it believes are liquid and may not invest in any restricted security that would cause more than 15 percent of the Portfolio’s total assets to be invested in illiquid securities. The Portfolios also may invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

Any mutual fund investment is subject to risk and may decline in value. You could lose part or even all of your money invested in a Portfolio.

Please note: Definitions for bold-faced words within the text can be found directly following each Portfolio’s Primary Risk Considerations.

Focus 20 Portfolio

As of February 18, 2005, the Trust will no longer offer or sell shares of the Portfolio to separate accounts used to support variable annuity contracts and variable life insurance contracts that offer the Portfolio as an investment, or to other investors. For more information, please see “Special Information Regarding the Focus 20 Portfolio” on page 30.

Investment Objective
The Portfolio seeks capital appreciation.

The Sub-Adviser’s Strategy
The Portfolio is non-diversified and strives to be fully invested in only 15 to 25 stocks. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year. The investment style may be contrarian, seeking out-of-favor situations at attractive prices. Value of a stock is seen in both relative and absolute terms. Stock selections may be influenced by:

• Growth rate/price earnings comparison
• P/E ratios versus historical and current levels
• Contrarian considerations

A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

Oak Associates, ltd, (“Oak”) is the Portfolio’s Sub-Adviser. Oak is a growth manager seeking to maximize returns over a market cycle through investments in Oak’s “best ideas.” Oak starts by establishing a global economic outlook, particularly interest rate anticipation, then concentrates on investments in specific industries.

The Portfolio may also invest from time to time in any or all of the following securities in addition to common stocks:

• Preferred stock
• Convertible securities
• Warrants
• Bonds and other fixed-income securities

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio’s assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.

Oak has more than $7.3 billion of assets under management as of December 31, 2004. Oak’s clients include pension plans, endowments, individuals and mutual funds

2

Non-Diversified

A portfolio is considered non-diversified if it is not limited by the Investment Company Act of 1940 with respect to the percentage of assets it may invest in any one issuer. A portfolio that is non-diversified may invest a greater percentage of its assets in a particular issuer than a diversified portfolio. As a result, the success or failure of one issuer will cause a portfolio to fluctuate more than it would a diversified portfolio.

Small- and Medium-Size Companies

Generally refers to companies in the earlier period of their growth expectations, from start-ups to better established firms that have a smaller market capitalization. While these companies have potential for attractive long-term returns, their securities may involve greater risks, and more volatility, than investments in larger companies with a stronger competitive advantage. Extensive research efforts can play a greater role in selecting securities from this sector than from larger companies.

Preferred Stock

Shares of a company that ordinarily do not have voting rights but do have a stated dividend payment, as opposed to common stocks which ordinarily do have voting rights but do not have a stated dividend payment.

Convertible Securities

Bonds, debentures, notes or preferred stock that are convertible into common stock.

Convertible securities have both an equity and a fixed income component. Therefore, the equity component is subject to fluctuations in value due to activities of the issuing companies and general market and economic conditions. Convertible securities historically have some unique return characteristics relative to market fluctuations:

• When equity markets go up, they tend to rise in price.
• When equity markets decline, they tend to decline relatively less in price than common stocks.
• The fixed-income component will be impacted by shifting interest rates and changes in credit quality of the issuers.

Warrants

Contracts that allow the bearer to purchase shares for a specified price at a future date.

Primary Risks
Non-diversification Risk
Market Risk
Small Company Risk
Liquidity and Valuation Risk
Foreign Risk

See “Primary Risk Considerations” on page 22 for a detailed discussion of the Portfolio’s risks.

3

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied since its inception date of May 4, 2000. The table compares the Portfolio’s performance over time to a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 4Q01 30.48%
(as of 12/31 each year)	Worst Quarter: 3Q01 -41.50%

2004	-2.99%
2003	53.67%
2002	-52.40%
2001	-46.00%

Average Annual Total Return (as of 12/31/04)

	One	Since
	Year	Inception*
Focus 20 Portfolio	-2.99%	-21.40%
S&P 500 Index**	10.88%	-1.88%
S&P MidCap 400 Index***	16.48%	9.08%

*Inception Date: May 4, 2000
**Returns of the S&P 500 Index reflect no deduction for the fees, expenses or taxes.
***Returns of the S&P MidCap 400 Index reflect no deduction for the fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

4

Equity Portfolio

Investment Objective
The Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk.

The Sub-Adviser’s Strategy
The Portfolio normally will invest at least 80% of its assets in U.S. common stocks. It may also invest in other U.S. and foreign securities, including convertible securities and warrants. The Trust will provide shareholders with at least 60 days notice of any change in this investment policy.

Normally, the Portfolio will be widely diversified by industry and company. It will focus on small and medium-size companies. Generally, these companies will be listed on the New York, American or NASDAQ exchanges and will be widely held among a large number of investors.

Chicago Equity Partners, LLC (“CEP”) is the Portfolio’s Sub-Adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio’s assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.

Convertible Securities
See Page 5.

Warrants
See Page 5.

Small- and Medium Size Companies
See Page 5.

CEP has approximately $7.0 billion of assets under management as of December 31, 2004, and offers services to a variety of institutional clients, including corporations, public entities, Taft-Hartley plans, endowments and foundations.

Primary Risks
Market Risk
Liquidity and Valuation Risk
Small Company Risk

See “Primary Risk Considerations” on page 22 for a detailed discussion of the Portfolio’s risks.

5

How Has The Portfolio Performed?
The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 4Q99 31.57%
(as of 12/31 each year)	Worst Quarter: 3Q98 -21.16%

2004	20.94%	1999	49.28%
2003	37.17%	1998	15.62%
2002	-13.42%	1997	18.68%
2001	-10.30%	1996	44.99%
2000	2.71%	1995	36.30%

Average Annual Total Return (as of 12/31/04)

	One	Five	Ten
	Year	Year	Year
Equity Portfolio	20.94%	5.76%	18.28%
S&P 500 Index*	10.88%	-2.29%	12.07%

* Returns of the S&P 500 Index reflect no deduction for the fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

6

Balanced Portfolio

Investment Objective
The Portfolio seeks a high total investment return consistent with the preservation of capital and prudent investment risk.

Adviser’s Strategy
Normally, the Portfolio invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed income securities, or cash equivalents.

The balance may change if:
• The Portfolio may invest more than 65% of its assets in stocks if conditions in the stock market are considered to be more favorable than those in the bond market.
• If conditions in the bond market are considered to be more favorable than those in the stock market, the Portfolio may invest more than 25% of the Portfolio’s assets in fixed-income securities.

The Sub-Adviser’s Strategy for the Equity Portion of the Balanced Portfolio
The equity portion of the Portfolio is invested primarily in U.S. common stocks but may also invest in other U.S. and foreign securities, including convertible securities and warrants.

Normally, the equity portion of the Portfolio will be widely diversified by industry and company. It will focus on large and medium-size companies. Generally, these companies will be listed on the New York, American or NASDAQ exchanges and will be widely held among a large number of investors.

Chicago Equity Partners, LLC (“CEP”) is the Portfolio’s Sub-Adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors.

The Fixed Income Portion of the Portfolio

Normally, 40|86 will maintain at least 25% of the value of the Portfolio’s assets in a wide range of domestic and foreign fixed-income securities, including non-U.S. dollar denominated securities. The majority of foreign investments will be in Yankee Bonds.

40|86 anticipates that these fixed-income securities will have primarily intermediate and/or long-term maturities.

The Portfolio may also invest in below investment grade fixed-income securities that are not believed to involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The lowest rating categories in which the Portfolio will invest are rated Caa/CCC by Moody’s/S&P.

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest without limitation in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.

CEP has approximately $7.0 billion of assets under management as of December 31, 2004, and offers services to a variety of institutional clients, including corporations, public entities, Taft-Hartley plans, endowments and foundations.

Convertible Securities
See Page 5.

Warrants
See Page 5.

Yankee Bonds
Dollar-denominated bonds issued in the U.S.
by foreign banks and corporations.

Below Investment Grade Fixed-Income Securities
These securities offer higher return potential in exchange for assuming greater risk. Normally, they are rated BB+ or lower by Standard & Poor’s Corporation or Ba1 or lower by Moody’s Investors Services, Inc., or, if unrated, deemed by the Sub-Adviser or Adviser to be of comparable credit.

Interest Rates and Bond Maturities
Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds. For example, if interest rates go down, the price of long-term bonds will increase more rapidly than the price of intermediate-term bonds.

Primary Risks
Market Risk
Credit Risk
Interest Rate Risk
Foreign Risk
Leverage Risk

See “Primary Risk Considerations” on page 22 for a detailed discussion of the Portfolio’s risks.

7

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 4Q99 21.00%
(as of 12/31 each year)	Worst Quarter: 4Q00 -12.07%

2004	10.84%	1999	30.83%
2003	23.29%	1998	10.37%
2002	-12.87%	1997	17.85%
2001	-6.60%	1996	28.30%
2000	7.29%	1995	31.49%

Average Annual Total Return (as of 12/31/04)

	One	Five	Ten
	Year	Year	Year
Balanced Portfolio	10.84%	3.59%	13.10%
S&P 500 Index	10.88%	-2.29%	12.07%
Lehman Brothers Government/Credit Index**	4.19%	8.00%	7.80%
60% S&P500/40% Lehman Brothers Aggregate Index***	8.30%	1.98%	10.66%

*Returns of the S&P 500 Index reflect no deduction for fees, expenses or taxes.
**Returns of the Lehman Brothers Government/Credit Index reflect no deduction for fees, expenses or taxes.
***On January 1, 2005, the benchmark for the Balanced Portfolio was changed to a blended index of 60% S&P 500 and 40% Lehman Brothers Aggregate Index from two separate indices, the S&P 500 and the Lehman Brothers Government/Credit Index. A blended index will more appropriately reflect the structure of the Balanced Portfolio. In addition, the Lehman Brothers Aggregate Index is a broad based market index that includes mortgage-backed securities, which is consistent with the investment strategy of the fixed income portion of the Balanced Portfolio. Returns of the 60% S&P500/40% Lehman Brothers Aggregate Index reflect no deduction for fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

8

High Yield Portfolio

Investment Objective
The Portfolio seeks to provide high level of current income with a secondary objective of capital appreciation.

The Adviser’s Strategy
The Portfolio normally will invest at least 80% of its assets in below investment grade fixed-income securities (those rated Ba1/BB+ or lower by independent rating agencies or equivalent). The Trust will provide shareholders with at least 60 days notice of any change in this investment policy.

Adhering to a disciplined portfolio structuring process, the Adviser conducts:

• Detailed industry screenings, followed by objective proprietary analysis of both credit risk and prepayment risk;
• Proprietary analysis using analytic tools and processes for companies under consideration to examine prepayments, interest rate volatility and structure risk;
• Securities selection by assessing a security’s relative value to determine the risk versus reward; and
• Portfolio analysis to determine if a particular security is appropriate for the Portfolio.

In an effort to achieve its investment objective, the Portfolio may invest in any or all of the following:

• Corporate fixed-income securities and preferred stock
• Zero coupon fixed-income securities and other deferred interest securities
• Mortgage-backed securities
• Asset-backed securities
• Convertible securities
• Restricted securities
• Taxable municipal securities issued by states and their political subdivisions

The Portfolio may also invest in:
• Cash or cash equivalents
• Money market instruments
• Securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities
• Common stocks and other equity securities
• Equity and fixed-income securities of foreign issuers, including issuers in emerging markets

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio’s assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.

Below Investment Grade Securities
See Page 10.

Preferred Stock
See Page 5.

Zero Coupon Fixed Income Securities
Bonds that are sold at issuance at a discount from face value and do not pay periodic interest to investors. Instead, at maturity, investors receive the face value of the bond.

Restricted Securities
Securities that are not registered with the Securities and Exchange Commission, some of which may qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933. Restricted securities are generally illiquid; however, the Adviser focuses on those that it believes are liquid, i.e., easily convertible into cash.

Municipal Securities
Debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, including:

•	Debt obligations issued to obtain funds for various public purposes or,
•	Industrial development bonds issued by or on behalf of public authorities

The interest on the municipal securities in which the Portfolio invests typically is not exempt from federal income tax.

Primary Risks:
Credit Risk
Interest Rate Risk
Market Risk
Restricted Securities Risk
Prepayment Risk
Foreign Risk

See “Primary Risk Considerations” on page 22 for a detailed discussion of the Portfolio’s risks.

9

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied since its inception on June 13, 2000. The table compares the Portfolio’s performance over time to a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 4Q02 13.07%
(as of 12/31 each year)	Worst Quarter: 3Q01 -6.56%

2004	10.69%
2003	27.38%
2002	5.47%
2001	3.17%

Average Annual Total Return (as of 12/31/04)

	One	Since
	Year	Inception*
High Yield Portfolio	10.69%	10.63%
Merrill Lynch High Yield Master Index II**	10.87%	7.71%

*Inception Date: June 13, 2000
** Returns of the Merrill Lynch High Yield Master Index II reflect no deduction for fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

10

Fixed Income Portfolio

Investment Objective
The Portfolio seeks the highest level of income consistent with preservation of capital.

The Adviser’s Strategy
The Portfolio normally will invest at least 80% of its assets in investment grade fixed-income securities. The Trust will provide shareholders with at least 60 days notice of any change in this investment policy.

The Adviser actively manages the portfolio to generate income, reduce risk, and preserve or enhance total return in light of current market conditions and trends.

Adhering to a disciplined portfolio structuring process, the Adviser conducts:
• Detailed industry screenings, followed by objective proprietary analysis of both credit risk and prepayment risk;
• Proprietary analysis using analytic tools and processes for companies under consideration to examine prepayments, interest rate volatility and structure risk; and
• Securities selection by assessing a security’s relative value to determine the risk versus reward;
• Portfolio analysis to determine if a particular security is appropriate for the Portfolio.

In an effort to achieve the Portfolio’s investment objective, the Portfolio may invest in fixed-income securities issued by:

• Publicly or privately held companies in the U.S.
• The U.S. Government, its agencies and instrumentalities
• States and their political subdivisions issuing taxable municipal securities

Foreign governments, their agencies and instrumentalities. The Portfolio may also invest in:
• Mortgage-backed securities
• Asset-backed securities
• Restricted securities

While the Portfolio may purchase debt securities of any maturity, it is anticipated that the average life of the Portfolio will be in the intermediate range — between seven and 15 years — but may be shorter or longer depending on market conditions.

For defensive purposes or pending investment, the Portfolio may temporarily depart from its objective and hold an unlimited amount of cash or money market instruments. This could help the Portfolio avoid losses, but may mean lost opportunities.

11

Investment Grade Fixed-Income Securities
Considered especially creditworthy, these fixed-income securities are (i) normally rated AAA to BBB- by Standard and Poor’s Corporation or Aaa to Baa3 by Moody’s Investors Services, Inc., or (ii) if unrated, are deemed by the Adviser to be of comparable credit quality.

Yankee Bonds
See Page 10.

Municipal Securities
See Page 13.

Restricted Securities
See Page 13.

Maturity
When the principal, or face value of a bond, must be repaid.

Average Life
The average number of years that each principal dollar will be outstanding, before it is repaid.

Primary Risks
Credit Risk
Interest Rate Risk
Market Risk
Prepayment Risk
Restricted Securities Risk
Municipal Market Risk
Foreign Risk

See “Primary Risk Considerations” on page 22 for a detailed discussion of the Portfolio’s risks.

12

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 2Q95 6.63%
(as of 12/31 each year)	Worst Quarter: 1Q94 -2.67

2004	4.74%	1999	-0.44%
2003	9.33%	1998	6.17%
2002	4.68%	1997	9.97%
2001	8.84%	1996	4.97%
2000	9.87%	1995	18.25%

Average Annual Total Return (as of 12/31/04)

	One	Five	Ten
	Year	Year	Year
Fixed Income Portfolio	4.74%	7.46%	7.54%
Lehman Brothers Government/Credit Index*	4.19%	8.00%	7.80%
Lehman Brothers Aggregate Index**	4.34%	7.71%	7.72%

*Returns of the Lehman Brothers Government/Credit Index reflect no deduction for fees, expenses or taxes.
**On January 1, 2005, the benchmark for the Fixed Income Portfolio was changed to the Lehman Brothers Aggregate Index from the Lehman Brother Government/Credit Index. The Lehman Brothers Aggregate Index is a broad based market index that includes mortgage-backed securities, which is consistent with the investment strategy of the Fixed Income Portfolio. Returns of the Lehman Brothers Aggregate Index reflect no deduction for fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

13

Government Securities Portfolio

Investment Objective
The Portfolio seeks safety of capital, liquidity and current income.

The Adviser’s Strategy
The Portfolio will invest at least 80% of its assets in securities issued by the U.S. Government or an agency or instrumentality of the U.S. Government. The Trust will provide shareholders with at least 60 days notice of any change in this investment policy.

The Adviser uses proprietary research to uncover undervalued securities. These securities may be undervalued on the basis of structure, optionality or issuer.

The Portfolio may invest in any or all of the following securities issued by the U.S. Government or an agency or instrumentality of the U.S. Government:

•	U.S. Treasury bills
•	U.S. Treasury and Agency bonds and notes
•	Mortgage backed securities including those issued by:
	o	Government National Mortgage Association (GNMA)
	o	Federal Home Loan Mortgage Corporation (FHLMC)
	o	Federal National Mortgage Association (FNMA)

The Adviser may also purchase the following non-U.S. Government securities including:

•	Investment grade fixed-income securities
•	Municipal securities supported by taxing authorities or essential service revenue bonds of municipalities
•	Other mortgage-related securities not issued by the U.S. Government or any agency or instrumentality of the U.S. Government
•	Asset-backed and commercial mortgage backed securities

While the Portfolio may purchase debt securities of any maturity, it is anticipated that the average life of the Portfolio will be in the intermediate range — between five and 15 years — but may be shorter or longer depending on market conditions.

Investment Grade Fixed Income Securities
See Page 16.

Pass-Through Securities and Participation Certificates
Both represent pools of mortgages that are assembled, with interests sold in each pool. Payments of principal (including prepayments) and interest by mortgagors are “passed through” to the holders of the interests in each portfolio.

Collateralized Mortgage Backed Obligations
These are similar to conventional bonds because they have fixed maturities and interest rates but are secured by groups of individual mortgages.

Municipal Securities
See Page 13.

Maturity
See Page 16.

Average Life
See Page 16.

Primary Risks
Market Risk
Interest Rate Risk
Prepayment Risk
Credit Risk

See “Primary Risk Considerations” on page 22 for a detailed discussion of the Portfolio’s risks.

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 2Q95 5.95%
(as of 12/31 each year)	Worst Quarter: 1Q94 -2.98%

2004	2.48%	1999	-2.48%
2003	1.36%	1998	7.07%
2002	9.33%	1997	8.26%
2001	6.13%	1996	2.75%
2000	11.71%	1995	17.35%

Average Annual Total Return
(as of 12/31/04)

	One	Five	Ten
	Year	Year	Year
Government Securities Portfolio	2.48%	6.13%	6.26%
Lehman Brothers Government Index*	3.48%	7.48%	7.46%
Lehman Brothers MBS Index**	4.70%	7.14%	7.56%

*Returns of the Lehman Brothers Government Index reflect no deduction for fees, expenses or taxes.
** Returns of the Lehman Brothers Mortgage-Backed Securities (MBS) Index reflect no deduction for fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

14

Money Market Portfolio

Investment Objective
The Portfolio seeks current income consistent with stability of capital and liquidity.

The Adviser’s Strategy
The Portfolio may invest in the following types of money market securities:
• U.S. Government securities
• Bank obligations
• Commercial paper obligations
• Short-term corporate debt securities
• Municipal securities

An investment in this Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Adviser seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will be able to do so. It is possible to lose money by investing in this Portfolio.

Bank Obligations

Time deposits, certificates of deposit, bankers’ acceptances and other bank obligations of banks that have total assets in excess of $1 billion and are subject to regulation by the U.S. Government, including:

•	U.S. subsidiaries of foreign banks
•	London branches of domestic banks
•	Foreign branches of domestic commercial banks and foreign banks, so long as the securities are U.S. dollar-denominated

Commercial Paper Obligations

A short-term debt obligation, including variable and floating rate securities of U.S. corporations, maturing within 270 days and rated:

•	A-1 or A-2 by Standard & Poor’s Corporation or
•	P-1 or P-2 by Moody’s Investor Services, Inc. or,
•	If not rated, of a comparable quality as determined by the Adviser under supervision of the Board of Trustees

Short-Term Corporate Debt Securities
Corporate debt securities (other than commercial paper) maturing in 13 months or less.

Municipal Securities

•	See Page 13.

Primary Risks:
Market Risk
Credit Risk
Interest Rate Risk
Municipal Market Risk

See “Primary Risk Considerations” on page 22 for a detailed discussion of the Portfolio’s risks.

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 2Q89 2.17%
(as of 12/31 each year)	Worst Quarter: 3Q03 0.13%

2004	0.93%	1999	4.87%
2003	0.63%	1998	5.21%
2002	1.24%	1997	5.25%
2001	3.97%	1996	5.13%
2000	6.08%	1995	5.46%

Average Annual Total Return (as of 12/31/04)

	One	Five	Ten
	Year	Year	Year
Money Market Portfolio	0.93%	2.56%	3.88%
65% Commercial Paper Index/35% Payden & Rygal T-Note 1 Yr.*	1.22%	3.06%	4.32%

*Returns of the 65% Commercial Paper Index/35% Payden & Rygal T-Note 1 Year reflect no deduction for fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

15

Primary Risk Considerations

The value of your investment in any Portfolio will fluctuate, which means that you may gain or lose money. The primary risks of investing in the Portfolios are described below. Each Portfolio’s exposure to risk depends upon its specific investment profile. The amount and types of risk vary depending on:

•	The Portfolio’s investment objective
•	The Portfolio’s ability to achieve its objective
•	The markets in which the Portfolio invests
•	The investments the Portfolio makes in those markets
•	Prevailing economic conditions over the period of an investment

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Securities rated below-investment grade are especially susceptible to this risk.

Foreign Risk
The risk that foreign issuers may be subject to political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of capital. In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors’ assets. Investments in issuers located or doing business in emerging or developing markets are especially susceptible to these risks.

Interest Rate Risk
The risk that changing interest rates may adversely affect the market value of an investment. With fixed income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in a portfolio that invests in fixed income securities is subject to risk even if all the fixed income securities in the portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

Leverage Risk
The risk that borrowing, or some derivative instruments such as forward commitment transactions, may multiply smaller market movements into large changes in value.

Liquidity And Valuation Risks
The risk that securities that were liquid when purchased by a Portfolio may become temporarily illiquid (i.e., not be sold readily) and difficult to value, especially in declining markets.

Market Risk
The market value of a portfolio’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Municipal Market Risk
Special factors may negatively affect the value of municipal securities and, as a result, a portfolio’s net asset value. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A Portfolio may invest in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations.

Non-diversification Risk
The risk that if a Portfolio has most of its investments in a few securities, its portfolio will be more susceptible to factors adversely affecting the issuer than would a more diversified portfolio of securities.

Prepayment Risk
Issuers of certain debt securities may prepay fixed rate obligations when interest rates fall, forcing a Portfolio to re-invest in obligations with lower interest rates than the original obligations.

Restricted Securities Risk
A buyer for a restricted security may be difficult to come by, and the selling price may be less than originally anticipated because restricted securities may only be sold in privately negotiated transactions.

Small Company Risk
Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of the securities of smaller companies is normally lower than that of larger companies. Short-term changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Please note that there are other circumstances not described here which could adversely affect your investment and potentially prevent a Portfolio from achieving its objectives.

16

Fees and Expenses

The following tables describe the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds or redeems an interest in a separate account that invests in the 40|86 Series Trust Portfolios. These tables do not represent the effect of any fees or other expenses of a contract owner’s variable annuity or variable life insurance product, and if it did, expenses would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement.

Shareholder Fees (fees paid directly from your investment)

Maximum up-front sales charge	Not applicable
Maximum deferred sales charge	Not applicable
Redemption Fee	Not applicable
Exchange Fee	Not applicable
Maximum Account Fee	Not applicable

Annual Fund Operating Expenses
(expenses that are deducted from total Portfolio assets)

	Focus 20 Portfolio	Equity Portfolio	Balanced Portfolio	High Yield Portfolio	Fixed Income Portfolio	Government Securities Portfolio	Money Market Portfolio
Management Fees	0.83%	0.78%	0.78%	0.83%	0.63%	0.63%	0.63%
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	—
Other Fees	0.12%	0.10%	0.11%	0.16%	0.10%	0.06%	0.08%
Total Expenses	1.20%	1.13%	1.14%	1.24%	0.98%	0.94%	0.71%
Less: Expense
Waiver/Reimbursement	-0.05%	-0.03%	-0.04%	-0.09%	-0.03%	+0.01%	-0.26%
Net Expenses	1.15%	1.10%	1.10%	1.15%	0.95%	0.95%	0.45%

The Advisor and the Administrator have contractually agreed to waive their investment advisory and administrative fees, respectively, and/or reimburse the Portfolios to the extent that the ratio of expenses to net assets on an annual basis exceeds the Net Expenses listed above. The Adviser and Administrator may discontinue these contractual limits at any time after April 30, 2006 and may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less that the expense limitation, for a period of three years after the date of the waiver.

Pursuant to the expense limitation agreement, 40|86 Advisors, Inc. recouped $3,065 of expenses waived or reimbursed from the Government Securities Portfolio for the fiscal year ended December 31, 2004.

Expense Example

The following example should help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This Example does not reflect expenses and charges that may occur when a separate account invests in the Portfolios or any costs associated with the ownership of a variable annuity contract or variable life insurance contract for which the Portfolios are investment options - and if it did, expenses would be higher.

17

The example assumes that you invest $10,000 in a Portfolio’s shares for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	One Year	Three Years	Five Years	Ten Years
Focus 20 Portfolio	$117	$376	$655	$1,450
Equity Portfolio	$112	$356	$619	$1,372
Balanced Portfolio	$112	$358	$624	$1,383
High Yield Portfolio	$117	$385	$672	$1,492
Fixed Income Portfolio	$97	$309	$539	$1,199
Government Securities Portfolio	$96	$300	$520	$1,155
Money Market Portfolio	$46	$201	$369	$858

The examples for 3, 5 and 10 years do not take into account the expenses waived and reimbursed described above. Under the waiver/reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

18

Management

Investment Adviser
40|86 Advisors, Inc. (“40|86”), a registered investment adviser (the “Adviser”) located at 535 College Drive, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, Inc., a publicly held financial services company (NYSE: CNO). 40|86 manages investments for Conseco, Inc. and another affiliated mutual fund, as well as endowments, corporate and government pension funds, Taft-Hartley pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of December 31, 2004, 40|86 managed more than $26.6 billion assets.

Sub-Advisers
40|86 has engaged Sub-Advisers to provide the day-to-day management for the Focus 20 Portfolio, Equity Portfolio and the equity portion of the Balanced Portfolio. 40|86 is responsible for monitoring the investment program and performance of each Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either 40|86 or the Board of Trustees.

Oak Associates, ltd. (“Oak”), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio, 44333, is the Sub-Adviser for the Focus 20 Portfolio. Oak is a leading investment management firm with approximately $7.3 billion in assets under management as of December 31, 2004. Oak became Sub-Adviser for the Focus 20 Portfolio on December 1, 2000. 40|86, not the Portfolio, pays Oak 0.30% of average daily net assets as compensation for its services. For the fiscal year ended 12/31/04, Oak was paid $8,028 by the Adviser.

Chicago Equity Partners, LLC (“CEP”), located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is the Sub-Adviser for the Equity Portfolio and the equity portion of the Balanced Portfolio. CEP is a leading investment management firm with approximately $7.0 billion in assets under management as of December 31, 2004. CEP became Sub-Adviser for the Equity Portfolio and the equity portion of the Balance Portfolio on December 1, 2000. 40|86, not the Portfolios, pays CEP 0.30% of average daily net assets as compensation for its services. For the fiscal year ended 12/31/04, CEP was paid $567,095 by the Adviser.

A discussion regarding the basis for the Board of Trustees approval of any investment advisory contract of the Portfolios will be available in the Trust’s annual report for the annual period ending December 31, 2005.

Advisory Fees

For the fiscal year ended 12/31/04, the net advisory fees paid after fee waivers and/or reimbursements to the Adviser by each Portfolio was as follows:

Portfolio Name	Advisory Fees Paid (expressed as a percentage of average daily net assets)
Focus 20	0.56%
Equity	0.61%
Balanced	0.60%
High Yield	0.60%
Fixed Income	0.45%
Government Securities	0.41%
Money Market	0.19%

The Administrator

Conseco Services, LLC provides administrative services to the portfolios, including:

•	Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date;
•	Supervising the preparation and filing of documents as required by state and federal regulatory agencies; and
•	Management and oversight of all third-party service providers

As compensation for these services, Conseco Services, LLC receives administrative fees computed at the annual rate of 0.15% of the first $200,000,000; 0.10% of the next $300,000,000 and 0.08% of amounts in excess of $500,000,000 of the Trust’s assets.

Portfolio Managers of 40|86 Series Trust

Focus 20 Portfolio

Oak Associates, ltd.: Oak utilizes a team approach to manage the Portfolio. Each co-manager of the Oak team is part of the Portfolio Management Team that makes the portfolio management decisions and a part of the Portfolio Advisory Team that meets to assess the performance and composition of the portfolios managed by Oak.

The co-managers of the team are James D. Oelschlager, Donna L. Barton, Douglas S. MacKay, and Edward E. Yardeni.

James D. Oelschlager, Chief Executive Officer and Chief Investment Officer, founded Oak Associates, ltd. in 1985 and has thirty-six years of investment experience.

Donna L. Barton, Senior Portfolio Trader, helped found Oak in 1985 and has twenty-six years of investment experience.

Douglas S. MacKay, CFA, Director of Research joined Oak in 1991 and has fourteen years of investment experience.

Edward E. Yardeni, PhD, Chief Investment Strategist, joined Oak in 2004 and has twenty-six years of investment experience. Prior to joining Oak, Dr. Yardeni served as Chief Investment Strategist and a Managing Director of Prudential Equity Group, LLC from April 2002 to September 2004. From March 1991 to April 2002, Dr. Yardeni served as Chief Investment Strategist for Deutsche Bank.

Equity Portfolio

Chicago Equity Partners, LLC: CEP utilizes a team approach to manage the Portfolio. The CEP team, as a whole, make investment decisions for the Equity Portfolio by collectively evaluating CEP’s quantitative model and implementing changes, as necessary. The three co-managers of the team are David C. Coughenour, David R. Johnsen and Robert H. Kramer.

David C. Coughenour, CFA, Chief Investment Officer - Equity, joined CEP in 1989 and has sixteen years of industry experience. He leads the CEP equity team and is personally responsible for following and analyzing the energy sector.

David R. Johnsen, CFA, Managing Director, joined CEP in 1989 and has twenty-nine years of investment experience. He is personally responsible for following and analyzing the technology hardware and consumer staples sectors.

Robert H. Kramer, CFA, CPA, Managing Director, joined CEP in 1989 and has eighteen years of industry experience. His responsibilities include managing the trading and technology groups. He is personally responsible for following and analyzing the healthcare sector.

Balanced Portfolio

Equity Portion: Chicago Equity Partners, LLC: CEP utilizes a team approach to manage the Portfolio. The CEP team, as a whole, make investment decisions for the Equity Portfolio by collectively evaluating CEP’s quantitative model and implementing changes, as necessary. The three co-managers of the team are David C. Coughenour, David R. Johnsen and Robert H. Kramer. Please see the Equity Portfolio for the biographies of each co-manager.

Fixed Income Portion: 40|86 Advisors uses a team approach to manage the Portfolio. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio which includes making portfolio management decisions and executing transactions.

Gregory J. Hahn, CFA, Chief Investment Officer, 40|86 Advisors, Inc.

Mr. Hahn is the portfolio manager for the fixed income portion of the Portfolio. Mr. Hahn is responsible for the portfolio analysis and the management of the institutional client accounts and analytical support for taxable portfolio. He is also responsible for SEC registered investment products, investments in the insurance industry and is portfolio manager of other affiliated investment companies. Mr. Hahn joined the Adviser as a Vice President and portfolio manager in 1989.

Michael D. Richman, CFA, Vice President 40|86 Advisors, Inc.

Mr. Richman is responsible for managing client portfolios with core, core plus and intermediate investment strategies. He is also the head of investment-grade corporate bond trading. Prior to joining the Adviser in 1996, Mr. Richman worked in Conseco’s Investment Reporting Department.

High Yield Portfolio

40|86 Advisors uses a team approach to manage the Portfolio. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio which includes making portfolio management decisions and executing transactions.

Leo J. Dierckman, Vice President, 40|86 Advisors, Inc.

Mr. Dierckman is co-manager of the High Yield Portfolio and is also responsible for the analysis of the healthcare and restaurant industries and taxable municipal bonds. Prior to joining 40|86 in 1999, he spent nine years at HealthCareContinuum, LLC, where he was vice president of finance.

Amy L. Gibson, CFA, Vice President, 40|86 Advisors, Inc.

Ms. Gibson is the interim head of the high yield group for 40|86 and is responsible for oversight of the bank loan, CDO and high yield portfolios. Prior to joining 40|86 in 2000, she was a vice president and high yield portfolio manager at Lincoln National Corp. for twelve years.

Fixed-Income Portfolio

40|86 Advisors uses a team approach to manage the Portfolio. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio which includes making portfolio management decisions and executing transactions.

Gregory J. Hahn, CFA, Chief Investment Officer, 40|86 Advisors, Inc.

See Balanced Portfolio for Mr. Hahn’s complete biography.

Michael D. Richman, CFA, Vice President 40|86 Advisors, Inc.

See Balanced Portfolio for Mr. Richman’s complete biography.

Government Securities Portfolio

40|86 Advisors uses a team approach to manage the Portfolio. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio which includes making portfolio management decisions and executing transactions.

Michael J. Dunlop, Vice President 40|86 Advisors, Inc.

Mr. Dunlop co-manages the Government Securities Portfolio with Mr. Brown. In addition, he is responsible for the portfolio management and trading of structured assets at 40|86. Prior to joining 40|86 in 2001, Mr. Dunlop worked for Colonial Management Assoc., Inc., where he was responsible for the trading and management of a market value structured securities collateralized bond obligation. In addition, Mr. Dunlop worked for Robert W. Baird & Co., Inc. for three years, where he was responsible for portfolio management.

Willie M. Brown, CFA, MBS Analyst

Mr. Brown is a structured securities analyst with a focus on mortgage-backed securities, in addition to co-managing the Government Securities Portfolio. Prior to joining 40|86 in 2003, Mr. Brown worked for American Express Financial Advisers as a Portfolio Manager and Analyst for seven years.

A description of the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Portfolios is available in the Statement of Additional Information (SAI).

19

Purchase and Redemption of Shares

Portfolio shares are currently offered to separate accounts established by insurance companies to fund variable annuity and variable life insurance contracts. Individuals may not purchase Portfolio shares directly from the Trust. Shares of each Portfolio are purchased or redeemed (without a sales charge) at their respective net asset values next computed after receipt of an appropriate order. You should consult your accompanying variable contract prospectus for additional information about processing orders.

A Portfolio’s net asset value (NAV) per share is the total market value of the Portfolio’s securities and other assets minus its liabilities divided by the total number of shares outstanding. Because the value of each Portfolio’s securities changes every business day, the Portfolio’s share price usually changes as well.

Each Portfolio calculates its NAV per share at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (NYSE). The NYSE generally is open every day for trading, except:

Saturday	Presidents’ Day	Labor Day
Sunday	Good Friday	Thanksgiving Day
New Year’s Day	Memorial Day	Christmas Day
Martin Luther King, Jr. Day	Independence Day

The NAV is generally based on the market price of the securities held in a Portfolio. Securities held by all Portfolios other than the Money Market Portfolio are valued based on readily available market quotations.

The NAV for the Money Market Portfolio is determined using the amortized cost method. In this method, securities are valued at the time of purchase at cost and thereafter assume a constant amortization to maturity of any discount or premium. This method does not take into account unrealized gains and losses, nor does it consider the impact of fluctuating interest rates on the market value of the security. The Money Market Portfolio will attempt to maintain a constant net asset value of $1.00 per share, however, there can be no assurance that it will be able to do so.

Under the direction of the Board of Trustees, the Portfolios may use a practice known as fair value pricing under the following circumstances:

•	Market quotations are not readily available for a security or other asset
•	An events occurs after an exchange closes that is likely to affect the value of a security
•	The Portfolio’s management strongly believes a market price is not reflective of a security’s appropriate price

Using fair value pricing to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the Portfolio does not calculate its NAV and thus may affect the Portfolio’s NAV on days during which shareholders cannot purchase or redeem shares.

Special Information Regarding the Focus 20 Portfolio

On February 17, 2005, the Board of approved a plan to liquidate and terminate the Focus 20 Portfolio (the “Liquidation”), upon the recommendation of the Advisor. Completion of the Liquidation is subject to a number of conditions, including approval of the Liquidation by the shareholders of the Focus 20 Portfolio (including owners of variable annuity contracts and variable life insurance contracts having contract values allocated to a separate account invested in shares of the Focus 20 Portfolio). A special meeting of the shareholders of the Focus 20 Portfolio has been scheduled for May 9, 2005, at which time shareholders will vote to approve or disapprove the Liquidation. The Board has set March 31, 2005 as the record date for the special meeting to consider the Liquidation.

If approved by shareholders, the liquidation of the Focus 20 Portfolio is expected to occur on or about May 31, 2005 (the “Liquidation Date”). On the Liquidation Date, the Focus 20 Portfolio will distribute its assets to shareholders by redeeming their shares for cash, and will thereafter wind up its operations and terminate its existence.

In anticipation of the Liquidation of the Focus 20 Portfolio, the Board approved the suspension of sales of shares of the Focus 20 Portfolio to insurance company separate accounts used to support variable annuity contracts and variable life insurance contracts that offer the Focus 20 Portfolio as an investment. As of February 18, 2005, the Trust will no longer offer or sell shares of the Focus 20 Portfolio to such separate accounts or other investors. However, dividends and distributions, if any, will continue to be reinvested in shares of the Focus 20 Portfolio.

Proxy materials describing the proposed Liquidation in greater detail and seeking shareholder approval of the Liquidation will be sent to shareholders of record.

The Trust expects that many shareholders may decide to redeem their shares in the Focus 20 Portfolio prior to the Liquidation. As a result, it is possible that the total assets of the Focus 20 Portfolio may reach a level at which it can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. In the event that such an asset level is reached, the Focus 20 Portfolio may invest its assets in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds.

Market Timing Policy

Each Portfolio is intended to be an underlying investment vehicle for variable contracts, which in turn are designed as long-term investments. As such, the Portfolios are not appropriate investment vehicles for owners of variable contracts indirectly invested in the Portfolios to engage in market timing or other trading strategies that entail frequent purchases, redemptions or exchanges of shares of the Portfolios (“market timing activities”). The Trust does not accommodate market timing activities.

Market timing activities may disrupt the normal management of a Portfolio by requiring that its management (1) invest a greater proportion of the Portfolio’s assets in money market instruments or other very liquid holdings than management ordinarily would otherwise invest in accordance with the Portfolio’s investment strategies, and (2) prematurely liquidate certain investments at unfavorable prices. Market timing activities also may increase brokerage commissions and other portfolio transaction expenses which would negatively impact a Portfolio’s investment returns. Furthermore, activities that arbitrage the changing value of a Portfolio’s assets between daily pricing may dilute the value of shares held by long-term investors.

To discourage market timing activities, the Board has adopted market timing policies and has approved procedures for implementing these policies. Although each separate account of the Participating Insurance Companies typically purchases or redeems shares of the Portfolios each day, the Trust does not consider these transactions to be indicative of market timing activities. However, certain transactions, including transactions that are large in relation to a Portfolio’s size and that are not the random result of net variable contract owner transactions in a separate account, may be deemed to be market timing activities. In such instances, the Trust will take appropriate action to deter these transactions. Such measures the Trust may take include (1) requesting that each separate account implement effective processes to identify and deter market timing activities by owners of variable contracts issued through it, (2) ceasing sales of additional shares of one or more Portfolios to a separate account through which contract owners engaging in market timing activities are operating, and (3) if required by applicable law or deemed advisable by the Board, adopting redemption fees for shares issued to one or more separate accounts. Because these actions may be particular to a separate account and subject to negotiation between the Trust and a Participating Insurance Company, these actions may vary from variable insurance contract to variable insurance contract. Because actions may vary, some variable insurance contract owners may be treated differently from others and as a result, some variable insurance contract owners may still engage in market timing, while other variable insurance contract owners may bear the adverse effects of market timing.

The Trust requests that each Participating Insurance Company separate account identify and deter market timing activities by contract owners. However, the Trust cannot control the efforts of the Participating Insurance Companies and cannot guarantee that they will be successful in identifying and deterring market timing activities. In the past, contract owners and their agents (brokers, financial planners and other agents acting on behalf of a contract owner) have been adept at evading efforts to deter market timing activities established by life insurance companies, making it particularly difficult to detect such trading. Market timing activities may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively impact fund performance for all variable insurance contract owners. Therefore, an investment in a Portfolio is subject to the risks associated with market timing activities.

Portfolio Holdings Disclosure

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ securities holdings is available in the Statement of Additional Information (SAI).

20

Dividends and Distributions

Each Portfolio distributes at least 90% of its net investment income to its shareholders to meet requirements of the Internal Revenue Code applicable to regulated investment companies. Owners of variable products should understand that, they will not receive any dividends or other distributions directly from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and automatically reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

Dividends from net investment income are declared and reinvested in additional full and fractional shares by each Portfolio according to the schedule below. The Trustees may elect to change dividend distribution intervals.

Schedule of Net Investment Income Dividend Reinvestments

Portfolio	Declared and Reinvested
Focus 20 Portfolio	Annually
Equity Portfolio	Annually
Balanced Portfolio	Quarterly
High Yield Portfolio	Monthly
Fixed Income Portfolio	Monthly
Government Securities Portfolio	Monthly
Money Market Portfolio	Daily

Capital gains — i.e., the excess of net long-term capital gain over net short-term capital loss — are generally declared and distributed to shareholders annually after the close of the Portfolio’s fiscal year.

See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and meet certain diversification requirements applicable to separate accounts that invest in mutual funds. In so qualifying, each Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts of the Participating Insurance Companies each year.

Because the separate accounts of the Participating Insurance Companies are the only shareholders of the Trust, no discussion is included in this Prospectus as to the federal income tax consequences at the shareholder level. For information regarding the federal tax consequences to owners of variable annuity contracts or variable life insurance contracts, see the attached prospectus for such variable contract.

Distribution and Service Plans

The Trust has adopted a Distribution and Service Plan (12b-1 Plan) to compensate Conseco Equity Sales, Inc., the Trust’s principal underwriter, for its distribution and marketing services and for servicing shareholder accounts with respect to each of the Portfolios except the Money Market Portfolio. Fees are paid under the Distribution and Service Plan to Conseco Equity Sales, Inc. and may not exceed 0.25% annually of the average daily net assets. The distribution and service fees are paid out of the assets of each Portfolio on an ongoing basis and will increase the cost of your investment over time.

Conseco Equity Sales may make payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and sales related costs.

In addition, pursuant to an agreement with Jefferson National Life Insurance Company (“Jefferson National”), the Adviser pays a portion of the advisory fee it receives for managing the Money Market Portfolio to Jefferson National. Amounts paid to Jefferson National pursuant to this agreement are based on the average daily net assets of the Money Market Portfolio according to the following schedule: $0 - $50 million at 0.05%; $50 million -$150 million at 0.15%; $150 million - $250 million at 0.175%; and over $250 million at 0.20%. For the year ended December 31, 2004, the Advisor paid $21,052 to Jefferson National under this arrangement.

Financial Highlights

The financial highlights table is intended to help you understand the Trust’s financial performance with respect to each of its Portfolios for the past five years (or, if shorter, the period of a Portfolio’s operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Trust’s financial statements, is included in the Trust’s annual report, which is available upon request.

21

Financial Highlights

For a share outstanding through each year or period ended December 31,

FOCUS 20 PORTFOLIO
	2004	2003	2002	2001	2000 (c)
Net asset value per share, beginning of period	$3.35	$2.18	$4.58	$8.48	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.03)	(0.02)	0.02
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	(0.09)	1.18	(2.37)	(3.88)	(1.52)
Total income (loss) from investment operations	(0.10)	1.17	(2.40)	(3.90)	(1.50)
Distributions:
Dividends from net investment income	—	—	—	—	(0.02)
Distributions of net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	(0.02)
Net asset value per share, end of period	$3.25	$3.35	$2.18	$4.58	$8.48
Total return (a)(b)(d)	(2.99%)	53.67%	(52.40%)	(46.00%)	(15.04%)
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$1,566	$5,099	$898	$3,062	$3,681
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement	1.20%	1.30%	1.96%	1.10%	0.90%
After expense reimbursement	1.15%	1.15%	1.15%	1.09%	0.90%
Ratio of net investment income (loss) to average net assets (b)(e)	(0.14%)	(0.55%)	(0.57%)	(0.34%)	0.33%
Portfolio turnover rate (d)	44.78%	179.09%	412.37%	280.48%	351.37%

(a) Total return represents performance of the Trust only and does not reflect insurance separate account or contract charges. If such expenses were included, returns would be lower.

(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.15% on an annual basis. These contractual limits may be discounted at any time after April 30, 2006.

(c) For the period from May 4, 2000 (commencement of operations) through December 31, 2000.

(d) Not annualized for periods of less than one full year.

(e) Annualized for periods of less than one full year.

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Financial Highlights

For a share outstanding through each year or period ended December 31,

EQUITY PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$20.42	$14.92	$17.30	$19.43	$23.18
Income from investment operations:
Net investment income (loss)	0.08	0.06	0.06	0.07	(0.00)(c )
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	4.20	5.49	(2.38)	(2.07)	0.63
Total income (loss) from investment operations	4.28	5.55	(2.32)	(2.00)	0.63
Distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.06)	(0.07)	(0.00)(c )
Distributions of net realized gains	(0.09)	—	—	(0.06)	(4.38)
Total distributions	(0.17)	(0.05)	(0.06)	(0.13)	(4.38)
Net asset value per share, end of period	$24.53	$20.42	$14.92	$17.30	$19.43
Total return (a)(b)	20.94%	37.17%	(13.42%)	(10.30%)	2.71%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$168,901	$165,798	$148,881	$233,983	$309,201
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.13%	1.14%	1.15%	1.02%	0.81%
After expense reimbursement	1.10%	1.10%	1.10%	1.02%	0.78%
Ratio of net investment income (loss) to average net assets (b)	0.38%	0.28%	0.32%	0.38%	(0.02%)
Portfolio turnover rate	89.43%	106.74%	101.94%	132.69%	431.14%

(a)	Total return represents performance of the Trust only and does not reflect insurance separate account or contract charges. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.10% on an annual basis. These contractual limits may be discounted at any time after April 30, 2006.

(c)	Amount calculated is less than $0.005 per share.

23

Financial Highlights

For a share outstanding through each year or period ended December 31,

BALANCED PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$12.35	$10.25	$12.16	$13.45	$14.65
Income from investment operations:
Net investment income	0.26	0.27	0.36	0.40	0.43
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	1.07	2.09	(1.91)	(1.29)	0.67
Total income (loss) from investment operations	1.33	2.36	(1.55)	(0.89)	1.10
Distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.36)	(0.40)	(0.43)
Distributions of net realized gains	—	—	—	(0.00)(c )	(1.87)
Total distributions	(0.26)	(0.26)	(0.36)	(0.40)	(2.30)
Net asset value per share, end of period	$13.42	$12.35	$10.25	$12.16	$13.45
Total return (a)(b)	10.84%	23.29%	(12.87%)	(6.60%)	7.29%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$47,056	$48,282	$44,455	$71,635	$75,355
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.14%	1.15%	1.18%	1.04%	0.83%
After expense reimbursement	1.10%	1.10%	1.10%	1.04%	0.78%
Ratio of net investment income to average net assets (b)	2.03%	2.27%	3.11%	3.16%	2.77%
Portfolio turnover rate	97.35%	99.96%	180.27%	238.63%	334.36%

(a)	Total return represents performance of the Trust only and does not reflect insurance separate account or contract charges. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.10% on an annual basis. These contractual limits may be discounted at any time after April 30, 2006.

(c)	Amount calculated is less than $0.005 per share.

24

Financial Highlights

For a share outstanding through each year or period ended December 31,

HIGH YIELD PORTFOLIO
	2004	2003	2002	2001	2000(c)
Net asset value per share, beginning of period	$10.53	$8.86	$9.28	$10.07	$10.00
Income from investment operations:
Net investment income	0.71	0.67	0.86	1.10	0.24
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	0.37	1.68	(0.42)	(0.78)	0.07
Total income from investment operations	1.08	2.35	0.44	0.32	0.31
Distributions:
Dividends from net investment income	(0.70)	(0.68)	(0.86)	(1.11)	(0.24)
Distributions of net realized gains	(0.51)	—	—	—	—
Total distributions	(1.21)	(0.68)	(0.86)	(1.11)	(0.24)
Net asset value per share, end of period	$10.40	$10.53	$8.86	$9.28	$10.07
Total return (a)(b)(d)	10.69%	27.38%	5.47%	3.17%	3.20%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$8,876	$10,941	$9,202	$7,091	$4,040
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement	1.24%	1.25%	1.47%	1.11%	0.90%
After expense reimbursement	1.15%	1.15%	1.15%	1.11%	0.90%
Ratio of net investment income to average net assets (b)(e)	6.53%	6.53%	8.95%	11.12%	3.31%
Portfolio turnover rate (d)	176.55%	125.73%	257.92%	232.18%	1.02%

(a)	Total return represents performance of the Trust only and does not reflect insurance separate account or contract charges. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.15% on an annual basis. These contractual limits may be discounted at any time after April 30, 2006.

(c)	For the period from June 13, 2000 (commencement of operations) through December 31, 2000.

(d)	Not annualized for periods of less than one full year.

(e)	Annualized for periods of less than one full year.

25

Financial Highlights

For a share outstanding through each year or period ended December 31,

FIXED INCOME PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$10.08	$9.66	$9.88	$9.63	$9.39
Income from investment operations:
Net investment income	0.44	0.46	0.58	0.59	0.65
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	0.02	0.42	(0.13)	0.25	0.24
Total income (loss) from investment operations	0.46	0.88	0.45	0.84	0.89
Distributions:
Dividends from net investment income	(0.44)	(0.46)	(0.58)	(0.59)	(0.65)
Distributions of net realized gains	—	—	(0.09)	—	—
Total distributions	(0.44)	(0.46)	(0.67)	(0.59)	(0.65)
Net asset value per share, end of period	$10.10	$10.08	$9.66	$9.88	$9.63
Total return (a)(b)	4.74%	9.33%	4.68%	8.84%	9.87%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$27,448	$35,068	$41,957	$60,649	$37,433
Ratio of expenses to average net assets (b):
Before expense reimbursement	0.98%	1.00%	1.02%	0.91%	0.67%
After expense reimbursement	0.95%	0.95%	0.95%	0.91%	0.67%
Ratio of net investment income to average net assets (b)	4.40%	4.61%	5.86%	5.96%	6.87%
Portfolio turnover rate	226.26%	306.65%	370.92%	515.02%	280.73%

(a)	Total return represents performance of the Trust only and does not reflect insurance separate account or contract charges. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.95% on an annual basis. These contractual limits may be discounted at any time after April 30, 2006.

26

Financial Highlights

For a share outstanding through each year or period ended December 31,

GOVERNMENT SECURITIES PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$11.70	$12.04	$11.70	$11.54	$10.96
Income from investment operations:
Net investment income	0.40	0.42	0.47	0.54	0.66
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	(0.11)	(0.25)	0.60	0.16	0.58
Total income (loss) from investment operations	0.29	0.17	1.07	0.70	1.24
Distributions:
Dividends from net investment income	(0.40)	(0.42)	(0.47)	(0.54)	(0.66)
Distributions of net realized gains	—	(0.09)	(0.26)	—	—
Total distributions	(0.40)	(0.51)	(0.73)	(0.54)	(0.66)
Net asset value per share, end of period	$11.59	$11.70	$12.04	$11.70	$11.54
Total return (a)(b)	2.48%	1.36%	9.33%	6.13%	11.71%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$14,565	$22,791	$41,676	$31,267	$18,833
Ratio of expenses to average net assets (b):
Before expense reimbursement	0.94%	1.04%	0.99%	0.91%	0.66%
After expense reimbursement	0.95%	0.95%	0.95%	0.91%	0.66%
Ratio of net investment income to average net assets (b)	3.29%	3.32%	3.78%	4.60%	5.89%
Portfolio turnover rate	250.46%	175.15%	174.37%	199.41%	69.31%

(a)	Total return represents performance of the Trust only and does not reflect insurance separate account or contract charges. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.95% on an annual basis. These contractual limits may be discounted at any time after April 30, 2006.

27

Financial Highlights

For a share outstanding through each year or period ended December 31,

MONEY MARKET PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.01	0.01	0.01	0.04	0.06
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	(0.00)(c )	—	(0.00)(c )	0.00(c )	—
Total income from investment operations	0.01	0.01	0.01	0.04	0.06
Distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)
Distributions of net realized gains	—	—	(0.00)(c )	—	—
Total distributions	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)
Net asset value per share, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (a)(b)	0.93%	0.63%	1.24%	3.97%	6.08%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$33,755	$41,965	$95,767	$129,530	$96,616
Ratio of expenses to average net assets (b):
Before expense reimbursement	0.71%	0.76%	0.73%	0.72%	0.66%
After expense reimbursement	0.45%	0.45%	0.45%	0.43%	0.41%
Ratio of net investment income to average net assets (b)	1.16%	0.64%	1.23%	3.74%	5.98%

(a)	Total return represents performance of the Trust only and does not reflect insurance separate account or contract charges. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.45% on an annual basis. These contractual limits may be discounted at any time after April 30, 2006.

(c)	Amount calculated is less than $0.005 per share.

28

For More Information

Annual and Semi-Annual Shareholder Reports

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its most recent fiscal year.

Statement Of Additional Information (SAI)

The SAI provides additional information about the Trust and each Portfolio. The SAI is on file with the Securities and Exchange Commission (SEC) and legally considered part of this prospectus.

You may obtain a shareholder report, SAI, or other information free upon request and to make shareholder inquiries:

By Telephone
Call 866-667-0564

By Mail
40|86 Series Trust
Attn: Administrative Offices
11825 N. Pennsylvania Street
Carmel, IN 46032

By Email
ir@conseco.com

On The Internet
The Trust does not have its own Internet Web site, but text-only versions of the prospectuses and other documents pertaining to the Portfolios can be viewed online or downloaded from the SEC’a Internet site located at: http://www.sec.gov

Information about the Trust (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by e-mailing the SEC at publicinfor@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Registration Number: 811-3641

29

PART B

40|86 Series Trust

Statement of Additional Information

May 2, 2005

This Statement of Additional Information (“SAI”) is not a prospectus. It contains additional information about the 40|86 Series Trust (the “Trust”) and should be read in conjunction with the Trust’s Prospectus dated May 2, 2005. You can obtain a copy by contacting the Trust’s Administrative Office, 11825 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 866-667-0564.

Investment Adviser

PORTFOLIO HISTORY

The 40|86 Series Trust (the “Trust”) was organized as a Massachusetts business trust on November 15, 1982. The Trust is a no-load, open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”). The Trust is a “series” type of mutual fund which issues separate series of shares, each of which currently represents a separate portfolio of investments. The Trust’s series of shares are issued and redeemed at net asset value without a sales load. This SAI relates to the shares of seven portfolios (“Portfolios”) of the Trust, each with its own investment objective or objectives and investment policies. Each of the Portfolios is “diversified” under the 1940 Act, except for the Focus 20 Portfolio, which is “non-diversified” under the 1940 Act. There is no assurance that any of the Portfolios will achieve its investment objective. The various Portfolios may be used independently or in combination. 40|86 Advisors, Inc. is the Investment Adviser (“40|86” or the “Adviser”) to 40|86 Series Trust.

The shares of the Portfolios are offered to insurance companies in order to fund certain of their separate accounts used to support variable annuity and variable life insurance contracts (the “Contracts”). Although not currently doing so, 40|86 Series Trust may also serve as an investment medium for qualified pension and retirement plans outside of the separate account context. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms “shareholder” or “shareholders” in this SAI shall refer to the insurance companies, and not to any Contract owner.

The Trust serves as the underlying investment medium for sums invested in Contracts issued by an affiliated insurance company, Bankers National Life Insurance Company (“Bankers National”), and unaffiliated insurance companies, such as, Jefferson National Life Insurance Company. Trust shares are not offered directly to and may not be purchased directly by members of the public.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a “majority” of the outstanding shares of each Portfolio affected. Under the 1940 Act, the vote of such a “majority” means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Portfolio may be effected with the approval of the holders of a “majority” of the outstanding shares of such Portfolio.

Focus 20 Portfolio and High Yield Portfolio

The Focus 20 Portfolio and High Yield Portfolio may not (except as noted):

1.	Purchase or sell commodities or commodity contracts except that a Portfolio may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

2.	Borrow money, except that a Portfolio may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3 percent of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Portfolio may borrow from any person up to 5 percent of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3.	Underwrite securities of other issuers except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4.	With respect to 75 percent of the High Yield Portfolio's total assets, purchase the securities of any issuer if (a) more than 5 percent of the Portfolio's total assets would be invested in the securities of that issuer or (b) the Portfolio would own more than 10 percent of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

5.	Purchase any security if thereafter 25 percent or more of the total assets of the Portfolio would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6.	Purchase or sell real estate, except that a Portfolio may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

7.	Make loans of its assets if, as a result, more than 33-1/3 percent of the Portfolio's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.	Issue any senior security, except as permitted under the 1940 Act.

Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio

The Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio may not (except as noted):

1.	Purchase securities on margin or sell securities short, except that Portfolios engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that each Portfolio (except the Money Market Portfolio) may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2.	Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Portfolio (except the Money Market Portfolio) may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b) the Balanced Portfolio may engage in futures contracts on gold;

3.	Borrow money or pledge, mortgage, or assign assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Portfolio’s assets)

4.	Underwrite securities of other issuers;

5.	With respect to 75 percent of its total assets, invest more than 5 percent of its assets in the securities of one issuer if thereafter the Portfolio in question would have more than 5 percent of its assets in the securities of any issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6.	Invest in securities of a company for the purpose of exercising control or management;

7.	Write, purchase or sell puts, calls or any combination thereof, except that the Government Securities Portfolio, the Fixed Income Portfolio, the Balanced Portfolio and the Equity Portfolio may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25 percent of the assets of the Portfolio are subject to covered or secured calls and puts, and except that the Government Securities Portfolio, Fixed Income Portfolio, Balanced Portfolio and Equity Portfolio may purchase calls and puts with a value of up to 5 percent of each such Portfolio’s net assets;

8.	Participate on a joint, or on a joint and several basis, in any trading account in securities;

9.	Invest in the securities of issuers in any one industry if thereafter more than 25 percent of the assets of the Portfolio in question would be invested in securities of issuers in that industry; investing in cash items (including time and demand deposits such as certificates of deposit of domestic banks), U.S. Government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry;

10.	Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate interests therein; or

11.	Lend any of its assets except to purchase or hold money market instruments permitted by its investment objective and policies.

In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Portfolios. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined therein, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions for the Focus 20 Portfolio and High Yield Portfolio are designated as non-fundamental and may be changed by the Trust’s Board of Trustees (“Board”) without shareholder approval.

1.	Sell securities short in an amount exceeding 15 percent of its assets, except that a Portfolio may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2.	Purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3.	Make loans of its assets, except that a Portfolio may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33-1/3 percent of the value of the Portfolio's total assets.

The following investment strategies are each designated as a non-fundamental policy with respect to each named Portfolio and may be changed by the Board without shareholder approval and upon providing shareholders with 60 days notice. These investment strategies are in compliance with Rule 35d-1 under the 1940 Act concerning investment company names.

Equity Portfolio: The Portfolio will invest at least 80 percent of its assets in U.S. common stocks.
High Yield Portfolio: The Portfolio will invest at least 80 percent of its assets in below investment grade (“high yield”) bonds.
Fixed Income Portfolio: The Portfolio will invest at least 80 percent of its assets in investment grade bonds.
Government Securities Portfolio: The Portfolio will invest at least 80 percent of its assets in securities issued by the U.S. Government or an agency or instrumentality of the U.S. Government.

INVESTMENT STRATEGIES

In addition to the investment strategies described in the Prospectus, the Focus 20 Portfolio may:

•
Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser or Sub-Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Portfolio may invest up to 5 percent of its total assets in below investment grade securities.

•
Invest up to 25 percent of its total assets in equity and debt securities of foreign issuers. The Portfolio presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

•
Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the Equity Portfolio may:

•	Invest in below investment grade securities, commonly known as “junk bonds”.

•
Use various investment strategies and techniques when the Adviser or Sub-Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objectives. Such strategies and techniques include, but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depositary Receipts (“ADRs”); purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

In addition to the investment strategies described in the Prospectus, the Balanced Portfolio may:

•
If the Adviser or Sub-Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, invest up to 10 percent of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals.

•	Invest in below investment grade securities, commonly known as “junk bonds”.

•	Invest in zero coupon securities and payment-in-kind securities.

•
Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Balanced Portfolio will not invest more than 50 percent of its total assets (measured at the time of investment) in foreign securities. See “Description of Securities and Investment Techniques” below for further information.

•
Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objective, including but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

In addition to the investment strategies described in the Prospectus, the High Yield Portfolio may:

•
Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Portfolio may invest in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's ("S&P"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

•	Invest in high yield municipal securities. The interest on the municipal securities in which the Portfolio invests typically is not except from federal income tax.

•	Invest in zero coupon securities and payment-in-kind securities.

•
Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Portfolio may invest up to 50 percent of its total assets (measured at the time of investment) in foreign securities; however, the Portfolio presently does not intend to invest more than 25 percent of its total assets in such securities. In addition, the Portfolio presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

•
Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Portfolio will not (1) with respect to 75 percent of the total assets, invest more than 5 percent in any one issuer, except for U.S. Government securities or (2) with respect to total assets, invest 25 percent or more in securities of issuers having their principal business activities in the same industry.

•
The Portfolio's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Portfolio or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

•
Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the Fixed Income Portfolio may:

•
Invest up to 15 percent of the Portfolio’s assets directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities.

•	Invest up to 20 percent of the Portfolio’s assets in debt securities below investment grade.

•
Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objective. Such strategies and techniques include, but are not limited to, writing listed “covered” call and “secured” put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

In addition to the investment strategies described in the Prospectus, the Government Securities Portfolio may:

•	Invest the portion of the investment Portfolio which is not invested in U.S. Government securities, in high rated debt securities that the Adviser believes will not expose the Portfolio to undue risk.

•
Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objective. Such strategies and techniques include, but are not limited to, writing listed “covered” call and “secured” put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

In addition to the investment strategies described in the Prospectus, the Money Market Portfolio may:

•
Invest only in U.S. dollar-denominated money market instruments that present “minimal credit risk.” At least 95 percent of the Money Market Portfolio’s total assets, as measured at the time of investment, must be eligible securities as that term is defined in SEC Rule 2a-7. In general, a money market investment is an eligible security if (i) any two NRSROs or, (ii) by the only NRSRO that rated the security; (2) if, in the case of an instrument with a remaining maturity of 13 months or less that was long-term at the time of issuance, the issuer thereof has short-term debt obligations comparable in priority and securities to such security, and that are rated in the highest rating category by (i) any two NRSROs or (ii) the only NRSRO that has rated the security; or (3) in the case of an unrated security, such security is of comparable quality to a security in the highest rating category as determined by the Adviser.

•
With respect to no more than 5 percent of its total assets, measured at the time of investment, invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

•
Not invest more than 5 percent of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. Government securities, and repurchase agreements thereon and except that the Portfolio may invest more than 5 percent of its total assets in securities of a single issuer that are of the highest quality for a period of up to three business days.

•
Not invest more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities.

•	From time to time, purchase securities on a when-issued or delayed delivery basis.

•	Also enter into repurchase agreements.

TEMPORARY DEFENSIVE POSITIONS

When unusual market or other conditions warrant, a Portfolio may temporarily depart from its investment objective. In assuming a temporary defensive position, each Portfolio may make investments as follows:

The Equity Portfolio, Balanced Portfolio and High Yield Portfolio may invest in money market instruments without limit.

The Fixed Income Portfolio may invest in an unlimited amount of cash or money market instruments.

The Focus 20 Portfolio may invest without limit in short-term debt securities and cash and money market instruments.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Money Market Portfolio does not have a stated portfolio turnover matrix as securities of the type in which it invests are excluded in the usual calculation of that rate. The remaining Portfolios do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

Because of the Adviser’s and Sub-Advisers’ active management style, those Portfolios managed directly by the Adviser generally have a higher portfolio turnover than other portfolios and therefore, may have higher taxable distribution and increased trading costs which may impact performance. The following is a list of the Portfolios’ portfolio turnover rates for the fiscal year ended December 31, 2003 and 2004:

	Year Ended
Portfolio Name	2003	2004
Focus 20 Portfolio	179%	45%
Equity Portfolio	107%	89%
Balanced Portfolio	100%	97%
High Yield Portfolio	126%	177%
Fixed Income Portfolio	307%	226%
Government Securities Portfolio	175%	250%

Turnover rates in excess of 100 percent generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The different types of securities and investment techniques common to one or more Portfolios all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Portfolios and their risks are described in greater detail below.

The investment objectives of the Portfolios are not fundamental. Unless specifically designated otherwise, all investment policies and practices described in this SAI are not fundamental, meaning that the Trust’s Board of Trustees (“Board”) may change them without shareholder approval.

The following discussion describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as well as the risks associated with such securities and techniques.

U.S. Government Securities and Securities of International Organizations

All of the Portfolios may invest in U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.
All of the Portfolios may purchase obligations issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), which are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

Municipal Obligations

The Portfolios may invest in Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

Small and Medium Capitalization Companies

The Focus 20 Portfolio and Equity Portfolio may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Portfolios may be subject to greater price fluctuations than an investment in a portfolio that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Portfolios than in a portfolio that invests in larger, more established companies.

Preferred Stock

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Debt Securities

All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Focus 20 Portfolio, the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade category debt securities, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated Baa or BBB (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security’s governing instrument.

In selecting corporate debt securities for the Focus 20 Portfolio and High Yield Portfolio, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

As discussed more fully earlier in the SAI, the Money Market Portfolio may invest in rated debt securities only if they are rated in one of the two highest short-term ratings categories. The Fixed Income Portfolio and Government Securities Portfolio will invest in rated debt securities only if they are rated “investment grade,” except that the Fixed Income Portfolio may invest up to 10 percent of the Portfolio’s assets in below investment grade debt securities. The Equity Portfolio and the Balanced Portfolio will not invest in rated debt securities which are rated below Caa/CCC. All Portfolios may invest in unrated securities as long as the Adviser determines that such securities have investment characteristics comparable to securities that would be eligible for investment by a Portfolio by virtue of a rating. Many securities of foreign issuers are not rated by Moody’s or Standard & Poor’s; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Adviser.

Below Investment Grade Securities

In General. The Focus 20 Portfolio, the Equity Portfolio, the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in below investment grade securities. Below investment grade securities (also referred to as “high yield securities) are securities rated BB+ or lower by S&P or Ba1 or lower by Moody’s, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. As discussed below, these risks are significantly greater in the case of below investment grade securities.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Below investment grade securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Portfolio (except the High Yield Portfolio), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, the Portfolio will engage in an orderly disposition on the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Portfolio’s investment objective may be more dependent on the Adviser’s own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.
The Adviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Portfolio's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.
Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Portfolio’s ability to achieve its investment objective.

Mortgage-Backed Securities

Each Portfolio other than the Money Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are interests in “pools” of mortgage loans made to residential home buyers including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities,” below). These Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities. The Focus 20 Portfolio presently does not intend to invest more than 5 percent of its assets in mortgage-backed securities.

Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which periodic payments of both interest and principal on the securities are made by “passing through” periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

FNMA and FHLMC Mortgage-Backed Obligations. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations and Mortgage-Backed Bonds. All Portfolios other than the Money Market Portfolio may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations (“CMOs”) or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. If new types of mortgage-related securities are developed and offered to other types of investors, investments in such securities will be considered.

Stripped Mortgage-Backed Securities. The High Yield Portfolio may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Portfolio may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Portfolio's limit on illiquid securities.

Risks of Mortgage-Backed Securities. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

Asset-Backed Securities

Each Portfolio other than the Money Market Portfolio may purchase asset-backed securities. Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.
Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

Zero Coupon Bonds
The Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Portfolio’s income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Portfolio’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Portfolio and when the Portfolio would not otherwise choose to dispose of the assets.

Pay-In-Kind Bonds

The Balanced Portfolio and High Yield Portfolio may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date and the Portfolio may obtain no return at all on its investment if the issuer defaults.
The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Portfolio most likely will be required to distribute income accrued with respect to these securities, even though the Portfolio has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Trust Originated Preferred Securities

The High Yield Portfolio may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Portfolio. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

Loan Participations and Assignments

The High Yield Portfolio may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Portfolio will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Portfolio when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Portfolio purchases a loan through an assignment, there is a possibility that the Portfolio will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Portfolio as a property owner.

In purchasing a loan participation, a Portfolio may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Portfolio may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Portfolio may be subject to claims of the lead bank’s creditors. A Portfolio's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Portfolio will be illiquid and therefore subject to the Portfolio's limit on illiquid investments.

Collateralized Bond Obligations

A collateralized bond obligation (“CBO”) is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into “tiers” representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities, as are United States banks, and such branches may not be subject to reserve requirements.

Foreign Securities

The Focus 20 Portfolio, the Balanced Portfolio and the High Yield Portfolio may invest in equity securities of foreign issuers. The Balanced Portfolio and High Yield Portfolio may invest up to 50 percent of its net assets in such securities, while the Focus 20 may invest up to 25 percent of its net assets in such securities. The Equity Portfolio and Balanced Portfolio may invest in American Depositary Receipts (“ADRs”), which are described below. The Fixed Income Portfolio may invest in debt obligations of foreign issuers, including foreign governments and their agencies and instrumentalities.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Portfolio to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign and domestic exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Balanced Portfolio and the High Yield Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in each Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Each Portfolio generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All of the foregoing risks may be intensified in emerging markets.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Portfolio may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts (“EDRs”) are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

Restricted Securities, 144A Securities and Illiquid Securities

The Focus 20 Portfolio, the Equity Portfolio, the Balanced Portfolio, the High Yield Portfolio, the Fixed Income Portfolio and the Government Securities Portfolio may invest in restricted securities such as private placements, and in 144A securities. Once acquired, restricted securities may be sold by a Portfolio only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Portfolio may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser or Sub-Adviser had anticipated. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers and qualified purchasers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

A Portfolio may not invest in any illiquid restricted security if, after acquisition thereof, more than 15 percent of the Portfolio’s assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

When-Issued and Delayed Delivery Securities

The Trust may, on behalf of each Portfolio, purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. The Trust bears the risk that, on the settlement date, the market value of the securities may vary from the purchase price. At the time the Trust makes a commitment to purchase securities on a when- issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining the net asset value of the Portfolio in question. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent the Trust engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with the investment objective and policies of the respective Portfolio and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities of a Portfolio in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. The Adviser will ensure that such assets are segregated at all times and are sufficient to satisfy these obligations. The Portfolio may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is the Trust’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

Variable and Floating Rate Securities

Each Portfolio may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

Banking Industry and Savings Industry Obligations

Each Portfolio may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Focus 20 Portfolio, Equity Portfolio, High Yield Portfolio, Fixed Income Portfolio and Money Market Portfolio may each invest in obligations of foreign branches of domestic commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. The Balanced Portfolio may also invest in these types of instruments but such instruments will not necessarily be U.S. dollar- denominated. See “Foreign Securities” below for information regarding risks associated with investments in foreign securities.

The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

1.
The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or Standard & Poor’s, or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the Adviser, similar credit-worthiness to institutions having outstanding securities so rated;

2.	In the case of a U.S. bank or S&L, its deposits are federally insured; and

3.
In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Standard and Poor’s Depositary Receipt (SPDRs)

The Portfolios may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

Repurchase Agreements and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Portfolio purchases U.S. Treasury obligations or U.S. Government securities (the “underlying securities”) from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return to the Portfolio. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Portfolio would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board of Trustees of the Trust, which include monitoring the credit-worthiness of the parties with which the Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

A reverse repurchase agreement involves the temporary sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Such agreements are short-term in nature. A Portfolio will segregate cash or liquid securities whenever it enters into reverse repurchase agreements. Such transactions may be considered to be borrowings.

Although not one of the Trust’s fundamental policies, it is the Trust’s present policy not to enter into a repurchase transaction which will cause more than 10 percent of the assets of the Money Market Portfolio, the Government Securities Portfolio or the Fixed Income Portfolio to be subject to repurchase agreements having a maturity of more than seven days. This 10 percent limit also includes the aggregate of (i) fixed time deposits subject to withdrawal penalties, other than overnight deposits; and (ii) any restricted securities (i.e., securities which cannot freely be sold for legal reasons) and any securities for which market quotations are not readily available; however, this 10 percent limit does not include any obligations payable at principal amount plus accrued interest, on demand or within seven days after demand, and thus does not include repurchase agreements having a maturity of seven days or less.

Mortgage Dollar Rolls

In a mortgage dollar roll, a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.
In accordance with regulatory requirements, a Portfolio will segregate cash or liquid securities whenever it enters into mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Portfolios’ fundamental policies concerning borrowings.

Warrants

The Focus 20 Portfolio, Equity Portfolio and Balanced Portfolio may invest in warrants. Each of these Portfolios may invest up to 5 percent of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and each such Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after such acquisition, no more than 2 percent of the Portfolio’s net assets would be invested in such warrants.

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit or loss than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio would lose its entire investment in such warrant.

Interest Rate Transactions

The Focus 20 Portfolio and the High Yield Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars.  A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Each Portfolio intends to use these transactions as a hedge and not as speculative investments.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Portfolio may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.
A Portfolio will not enter into any interest rate transaction unless the unsecured senior debt or the claims- paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

Step Down Preferred Securities

Step down preferred securities are issued by a real estate investment trust (“REIT”) making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer’s equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

Futures Contracts

The Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities may engage in futures contracts and may purchase and sell interest rate futures contracts. The Equity and Balanced Portfolios may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon other financial instruments and components. The Balanced Portfolio may also engage in gold and other precious metals futures contracts.

Such investments may be made by these Portfolios solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held in a Portfolio or in which a Portfolio intends to purchase, and not for purposes of speculation.

General Description of Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

At the time a Portfolio enters into a futures contract, an amount of cash, or liquid securities equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust’s custodian to collateralize the position and thereby ensure that such futures contract is covered. A Portfolio may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. In addition, each Portfolio will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a “commodity pool operator”.

Interest Rate Futures Contracts. The Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

These Portfolios may purchase and sell interest rate futures as a hedge against changes in interest rates that adversely impact the value of debt instruments and other interest rate sensitive securities being held by a Portfolio. A Portfolio might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Portfolio to give up income on its investment since long-term rates normally exceed short-term rates.

Options on Futures Contracts. The Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may purchase options on interest rate futures contracts, although these Portfolios will not write options on any such contracts. A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Portfolio would close out its position before expiration by an offsetting purchase or sale.

The Portfolios would enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described in “Options on Securities” below.

Stock Index Futures Contracts. The Focus 20, Equity and Balanced Portfolios may purchase and sell stock index futures contracts. A “stock index” assigns relative values to the common stocks included in an index (for example, the Standard & Poor’s 500 and Composite Stock Price Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of the Focus 20 Portfolio, the Equity Portfolio or the Balanced Portfolio correspond to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

1.	When a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

a.  Forego possible appreciation,
b.  Create a situation in which the securities would be difficult to repurchase, or
c. Create substantial brokerage commission;

2.	When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

3.	To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against the possibility of not participating in such advance at a time when a Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1.
If the Portfolio is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.	To close out stock index futures sales transactions.

Gold Futures Contracts. The Balanced Portfolio may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Portfolio purchases a gold futures contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Portfolio sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Portfolio will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Portfolio will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Risks Associated With Futures and Futures Options. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Portfolio against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the underlying component. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Portfolio’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and credit-worthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade. A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures options positions, excluding transactions entered into for bona fide hedging purposes and less the amount by which any such positions are “in-the-money” (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Portfolio’s net assets.

Options on Securities and Securities Indices

The Focus 20, Equity, Balanced, Fixed Income and Government Securities Portfolios may purchase put and call options on securities, and the Focus 20, Equity and Balanced Portfolios may purchase put and call options on stock indices at such times as the Adviser deems appropriate and consistent with a Portfolio’s investment objective. Such Portfolios may also write listed “covered” calls and “secured” put options. A Portfolio may write covered and secured options with respect to not more than 25 percent of its net assets. A Portfolio may purchase call and put options with a value of up to 5 percent of its net assets. Each of these Portfolios may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

Purchasing Options on Securities. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities which the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the option which is sold.

Writing Covered Call and Secured Put Options. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may each write “covered” call and “secured” put options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice from OCC if exchanged traded requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value or securities to be purchased, the Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may write “secured” put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

A Portfolio may write a call or put option only if the call option is “covered” or the put option is “secured” by the Portfolio. Under a covered call option, the Portfolio is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Portfolio must maintain, in a segregated account with the Trust’s custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Portfolio holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

Options on Securities Indices. The Focus 20, Equity and Balanced Portfolios may purchase call and put options on securities indices. Call and put options on securities indices also may be purchased or sold by a Portfolio for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Focus 20, Equity and Balanced Portfolios may write put and call options on securities indices. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash, or liquid securities, or the Portfolio must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on certain types of orders.

There also can be no assurance that a Portfolio would be able to liquidate an over-the-counter (“OTC”) option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees the completion of every exchange-traded option, OTC options are contracts between a Portfolio and a counter-party, with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Portfolio originally purchased the option.

Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying securities.

Foreign Currency Transactions

The Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio will not commit more than 15 percent of its total assets computed at market value at the time of commitment to a foreign currency futures or forward currency contracts. The Portfolio will purchase and sell such contracts for hedging purposes and not as an investment. The Portfolio will not enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. A Portfolio entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a foreign currency futures or forward currency position, in which case a Portfolio might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies

The Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio may invest up to 5 percent of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. The Portfolio may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Portfolio may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency, during the period the Portfolio holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Portfolio will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Portfolio may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Portfolio cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Segregation and Cover for Options, Futures and Other Financial Instruments

The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, “Financial Instruments”), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission (“CFTC”).
Each Portfolio is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Portfolio will enter into such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

Securities Lending

The Focus 20 and High Yield Portfolios may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100 percent of the market value of the loaned securities. The Equity, Balanced, Fixed Income and Government Securities Portfolios may lend securities to purchase or hold money market instruments permitted by each Portfolios’ investment objectives and policies. The Portfolios will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3 percent of the Portfolio’s total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

Borrowing

For temporary purposes, such as to facilitate redemptions, a Portfolio may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Portfolio would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio’s net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Portfolio’s shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The use of derivatives in connection with leverage may create the potential for significant losses. The Focus 20 and High Yield Portfolios may pledge assets in connection with permitted borrowings. As a manner of fundamental policy, the Portfolios may (1) borrow money from banks, and (2) enter into reverse repurchase agreements, provided that (1) and (2) in combination do not exceed 33 1/3 of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Additionally, the Portfolio’s may borrow from any person up to 5 percent of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments).

Investment in Securities of Other Investment Companies

Each Portfolio may purchase securities of other investment companies. Such securities have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds such as the Trust to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not purchase more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) the investment in all investment companies does not exceed 10 percent of assets. Each Portfolio will comply with all of these limitations with respect to the purchase of securities issued by other investment companies.

Investment companies in which the Portfolios may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Portfolio that invested in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Portfolio. The percentage limitations described above significantly limit the costs a Portfolio may incur in connection with such investments.

Short Sales

The Focus 20 Portfolio and High Yield Portfolio may effect short sales. A short sale is a transaction in which a Portfolio sells a security in anticipation that the market price of the security will decline. A Portfolio may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale “against the box,” at the time of sale the Portfolio owns the security it sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Portfolio engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Portfolio is similar to the effect of leverage. Short selling may exaggerate changes in a Portfolio’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Portfolio.

Variable Rate Demand Notes

Variable-rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

INVESTMENT PERFORMANCE

Non-Standardized Performance

In addition, in order to more completely represent a Portfolio’s performance or more accurately compare such performance to other measures of investment return, a Portfolio also may include in advertisements, sales literature and shareholder reports other total return performance data (“Non-Standardized Return”). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

From time to time, the Portfolios may advertise their performance compared to similar portfolios or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations, as of December 31, 2004 range from $1 billion to $4 billion, with a median market capitalization of $1.08 billion.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

The Lehman Government/Credit Bond Index is a measure of the market value, as of April 31, 2005, of approximately 3,612 bonds with a face value currently in excess of $4.9 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $250 million, have at least one year to maturity and be rated “BBB/Baa” or higher (“investment grade”) by an NRSRO.

The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Lehman Brothers Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

The Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

In addition, from time to time in reports and promotions (1) a Portfolio’s performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron’s which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Portfolio; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Portfolio or the general economic, business, investment, or financial environment in which a Portfolio operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Portfolio’s performance; and (5) the sectors or industries in which a Portfolio invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Portfolio’s historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS

The Adviser and Sub-Advisers are responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial portion of the Trust’s portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Trust. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.

In selecting a broker-dealer to execute each particular transaction, the Adviser and Sub-Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Trust on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which the Adviser and Sub-Advisers exercise investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement and custody, or required in connection therewith.

Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser and Sub-Advisers may select brokers who provide research or other services or who sell shares of the Portfolios to effect portfolio transactions. The Adviser and Sub-Advisers may also select an affiliated broker to execute transactions for the Portfolios, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

The Adviser and Sub-Advisers shall not be deemed to have acted unlawfully, or to have breached any duty created by a Portfolio’s Investment Advisory Agreement or otherwise, solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser and Sub-Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser and Sub-Advisers’ overall responsibilities with respect to the Portfolio. The Adviser and Sub-Advisers allocate orders placed by them on behalf of these Portfolios in such amounts and proportions as the Adviser and Sub-Advisers shall determine and the Adviser and Sub-Advisers will report on said allocations regularly to a Portfolio indicating the broker-dealers to whom such allocations have been made and the basis therefore.

The receipt of research from broker-dealers may be useful to the Adviser and Sub-Advisers in rendering investment management services to these Portfolios and/or the Adviser and Sub-Advisers’ other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser and Sub-Advisers in carrying out their obligations to these Portfolios. The receipt of such research will not be substituted for the independent research of the Adviser and Sub-Advisers. It does enable the Adviser and Sub-Advisers to reduce costs to less than those which would have been required to develop comparable information through their own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each fixed-income Portfolio to take into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

During the fiscal years ended December 31, 2002, 2003 and 2004 no Portfolio paid brokerage commissions to any affiliated brokers. The Board of Trustees periodically reviews the Advisers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

During the fiscal years ended December 31, 2002, 2003 and 2004, respectively, each of the Portfolios listed below paid total brokerage commissions as indicated.

BROKERAGE COMMISSIONS PAID DURING MOST RECENT FISCAL YEARS
Portfolio Name	2002	2003	2004
Focus 20 Portfolio	$51,014	$30,949	$9,268
Equity Portfolio	$734,340	$537,917	$409,241
Balanced Portfolio	$84,425	$60,751	$53,742
High Yield Portfolio	None	$84	$90
Fixed Income Portfolio	None	$105	None
Government Securities Portfolio	None	None	None
Money Market Portfolio	None	None	None

During the fiscal year ended December 31, 2004, each of the following portfolios acquired the securities of its “regular brokers or dealers” (as defined in the 1940 Act) (“Regular B/Ds”) as follows:

Equity Portfolio:
The Bear Stearns Companies, Inc.	$2,066,662
CIT Group, Inc.	$2,419,296

Balanced Portfolio:
The Bear Stearns Companies, Inc.	$358,085
The Goldman Sachs Group, Inc.	$260,100
Merrill Lynch & Co, Inc.	$280,919
Bank of America Corp.	$1,108,964
Wachovia Corp.	$815,300
CIT Group, Inc.	$187,862
Citigroup, Inc.	$343,620
J.P. Morgan Chase & Co.	$188,808

Government Securities Portfolio
J.P. Morgan Commercial Mortgage Finance Corp.	$379,105

Money Market Portfolio:
J.P. Morgan Chase	$903,816
Morgan Stanley	$998,895

CONTROL PERSONS AND PRINCIPAL OWNERS

Any person owning more than 25 percent of each Portfolio’s shares may be considered a “controlling person” of that Portfolio under the 1940 Act. As of the date of this SAI, separate accounts of Jefferson National Life Insurance Company and Business Men’s Assurance Company of America, both insurance company unaffiliated with the Trust, and Washington National Insurance Company, an insurance company affiliated with the Trust, are the only shareholders of the Trust.

As of March 31, 2005, the following Shareholder owned shares that individually or in the aggregate had a total interest in the Portfolio of 5 percent or more:

Portfolio	Name of Shareholder	Percent of Outstanding Shares
Focus 20 Portfolio	Jefferson National Life Insurance Company	100.0%
Equity Portfolio	Jefferson National Life Insurance Company	99.3%
Balanced Portfolio	Jefferson National Life Insurance Company	97.7%
High Yield Portfolio	Jefferson National Life Insurance Company	100.0%
Fixed Income Portfolio	Jefferson National Life Insurance Company	100.0%
Government Securities Portfolio	Jefferson National Life Insurance Company	97.6%
Money Market Portfolio	Jefferson National Life Insurance Company	99.8%

Jefferson National Life Insurance Company is located at 1002 S. 12th Street, Louisville, Kentucky 40210.

MANAGEMENT

The Adviser

The Adviser provides a continuous investment program for all or a designated portion of the assets of each Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio. On December 1, 2000, the Adviser and the Trust executed a new investment advisory agreement to allow for the use of subadvisers to manage all or part of the assets of each of the Portfolios. The investment advisory agreement was subject to shareholder approval. On March 29, 2001, shareholders approved this agreement for all the Portfolios.
The Adviser is a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), a publicly held financial services company (NYSE: CNO), whose mission is to be one of the premier provider of insurance products to America’s working families and seniors. The Adviser manages investments for Conseco, Inc., and another affiliated mutual fund, as well as, endowments, corporate and government pension funds, Taft-Hartley pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of Dec. 31, 2004, 40|86 managed more than $26 billion.

Under its investment advisory agreement with the Trust, the Trust pays the Adviser an annual fee for its investment management services computed at an annualized percentage rate of the average daily value of the net assets of each Portfolio as follows:

	Management Fee	Advisory Fees Accrued Fiscal Year Ended December 31
Portfolio		2002	2003	2004
Focus 20 Portfolio	0.70%	$ 16,419	$ 20,502	$ 18,731
Equity Portfolio	0.65%	$1,280,229	$ 990,901	$1,012,074
Balanced Portfolio	0.65%	$ 381,216	$ 297,186	$ 301,732
High Yield Portfolio	0.70%	$ 49,220	$ 60,123	$ 66,535
Fixed Income Portfolio	0.50%	$ 255,767	$ 200,114	$ 151,897
Government Securities Portfolio	0.50%	$ 194,617	$ 179,027	$ 95,731
Money Market Portfolio	0.50%	$ 599,118	$ 387,468	$ 204,551

The following table represents the total dollar amounts that the Adviser and Administrator have reimbursed or waived each Portfolio for each fiscal year.

Amount Reimbursed/Waived Fiscal Year Ended December 31
Portfolio	2002	2003	2004
Focus 20 Portfolio	$ 19,034	$ 4,298	$ 1,349
Equity Portfolio	$ 98,019	$ 64,540	$ 42,025
Balanced Portfolio	$ 49,725	$ 21,956	$ 18 765
High Yield Portfolio	$ 22,304	$ 8,570	$ 8,536
Fixed Income Portfolio	$ 36,301	$ 20,431	$ 8,208
Government Securities Portfolio	$ 13,736	$ 31,927	$ (3,065)
Money Market Portfolio	$335,352	$237,653	$ 103,777

Pursuant to a contractual arrangement with the Trust, the Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2006, so that annual operating expenses of each Portfolio are limited to the following net expenses: 1.15 percent for the Focus 20 Portfolio; 1.10 percent for the Equity Portfolio; 1.10 percent for the Balanced Portfolio; 1.15 percent for the High Yield Portfolio; 0.95 percent for the Fixed Income Portfolio; 0.95 percent for the Government Securities Portfolio; and 0.45 percent for the Money Market Portfolio. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Portfolio operating expenses. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. As of December 31, 2004, the Adviser and Administrator have waived or reimbursed expenses that may be recouped at a later date as described above in the following amounts:

Year of Expiration Fiscal Year Ended December 31
Portfolio	2005	2006	2007
Focus 20 Portfolio	$ 19,034	$ 4,298	$ 1,349
Equity Portfolio	$ 98,019	$ 64,540	$ 42,025
Balanced Portfolio	$ 49,725	$ 21,956	$ 18 765
High Yield Portfolio	$ 22,304	$ 8,570	$ 8,536
Fixed Income Portfolio	$ 36,301	$ 20,431	$ 8,208
Government Securities Portfolio	$ 10,671	$ 31,927	$ 0
Money Market Portfolio	$335,352	$237,653	$ 103,777

Pursuant to the expense limitation agreement, 40|86 Advisors, Inc. recouped $3,065 of expenses waived or reimbursed from the Government Securities Portfolio for the fiscal year ended December 31, 2004.

The Sub-Advisers

The Trust has received a “Managers of Managers" exemptive order from the SEC that permits the Adviser, subject to certain conditions, to enter into Sub-advisory Agreements with Sub-Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Manager of Managers Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing Portfolios, change the terms of particular Sub-advisory Agreements or continue the employment of existing Sub-Advisers after events occur that would otherwise cause a termination of the agreement under the 1940 Act and Sub-advisory Agreements. However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for a Portfolio at any time by a vote of a majority outstanding voting securities of a Portfolio.
The Adviser may retain one or more Sub-advisers, to provide investment advisory and portfolio management services with respect to the Portfolio, at the Advisers own cost and expense. When a Sub-adviser is retained, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Sub-advisers and ongoing supervision and monitoring of performance for each Sub-adviser. The Adviser will report to the Board of Trustees the results of its evaluation, supervision and monitoring functions.

On December 1, 2000, the Adviser signed a Sub-Advisory Contract with (1) Oak Associates, ltd (OAK), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, to sub-advise the Focus 20 Portfolio and (2) Chicago Equity Partners, LLC (CEP), located at 180N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, to sub-advise the Equity Portfolio and the equity portion of the Balanced Portfolio. The Adviser pays the sub-advisory fee to OAK and CEP, not the Portfolio. Each of these contracts was subject to shareholder approval. On March 29, 2001, shareholders approved the sub-advisory contracts between (1) 40|86 and OAK for the Focus 20 Portfolio and (2) 40|86 and CEP for the Equity Portfolio and the equity portion of the Balanced Portfolio.

As compensation to each Sub-Adviser, the Adviser, not the sub-adviser Portfolio, pays each Sub-Adviser a fee in the amount of 0.30 percent of the average daily net assets or the Portfolio. During the fiscal years ended December 31, 2002, 2003 and 2004, the Adviser paid the Sub-Adviser the following Sub-Advisory fees respectively:

Sub-Advisory Fees Paid Fiscal Year Ended December 31
Portfolio	2002	2003	2004
Focus 20 Portfolio	$ 7,037	$ 8,787	$ 8,028
Equity Portfolio	$ 590,875	$ 457,339	$ 467,111
Balanced Portfolio (equity portion of the Portfolio only)	$ 100,344	$ 91,390	$ 99,984

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

In continuing the Portfolios' Investment Advisory Agreement and Sub-Advisory Agreements, the Trustees requested and considered a wide range of information provided by the Adviser and Sub-Advisers and, certain of its affiliates. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and Sub-Advisory Agreements and concluded that the compensation under the Investment Advisory Agreement and Sub-Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

-	the Adviser, Sub-Advisers and their respective personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

-	the terms of the Investment Advisory Agreement and each Sub-Advisory Agreement;

-	the scope and quality of the services that the Adviser and each Sub-Adviser provides to the Portfolios;

-	the historical investment performance of each Portfolio (if applicable) and that of comparable funds managed by other advisers over various periods;

-	the advisory fee rates payable to 40|86 by the Portfolios and by other funds and client accounts managed by 40|86, and payable by comparable funds managed by other advisers;

-	the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

-	compensation payable by the Portfolios to affiliates of the Adviser and Sub-Adviser for other services;

-	the profitability to 40|86 and their affiliates of their relationships with the Portfolios; and

-
The Adviser’s and Sub-Advisers’ use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Adviser and Sub-Advisers clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

PORTFOLIO MANAGERS

The following information provides further information for those individuals that are primarily responsible for the day-to-day management of the each Portfolio. Experience and business background for each portfolio manager may be found in the Prospectus under the section “Portfolio Managers of 40|86 Series Trust.”

Focus 20 Portfolio: :Oak Associates, ltd. (OAK) utilizes a team approach to manage the Focus 20 Portfolio. The co-managers of the team are James D. Oelschlager, Donna L. Barton, Douglas S. MacKay and Edward E. Yardeni.

Portfolio Manager Name	Portfolio Manager of			Ownership of 40|86 Series Trust Securities
	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
James D. Oelschlager	$312,504,460 (6)	None	None	None
Donna L. Barton	$312,504,460 (6)	None	None	None
Douglas S. MacKay	$312,504,460 (6)	None	None	None
Edward E. Yardeni	$312,504,460 (6)	None	None	None

There are no portfolios managed by the OAK team that have performance-based fees.

Compensation: Ms. Barton and Mr. MacKay each earn a base salary and a quarterly bonus that is comprised of a percentage of Chicago Equity Partners’ net profits and personal performance. Mr. Yardeni receives a base salary and an annual bonus that is comprised of a percentage of revenues based on increased revenues going forward. Mr. Oelschlager owns 99 percent of Oak Associates and therefore, earns 99 percent of the profits of OAK.

Oak Associates, ltd. has identified no material conflicts of interest that may arise in connection with the portfolio management of the Portfolio with other accounts managed by the same team of portfolio managers.

Equity Portfolio: Chicago Equity Partners, LLC (CEP) utilizes a team approach to manage the Equity Portfolio. The co-managers of the team are David C. Coughenour, David R. Johnsen and Robert H. Kramer.

Portfolio Manager Name	Portfolio Manager of			Ownership of 40|86 Series Trust Securities
	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
David C. Coughenour	$398,853,458 (6)	None	$7,489,015,083 (95)	None
David R. Johnsen	$398,853,458 (6)	None	$7,489,015,083 (95)	None
Robert H. Kramer	$398,853,458 (6)	None	$7,489,015,083 (95)	None

There are two portfolios managed by the CEP team that have performance-based fees totaling $848,430,368.

Compensation: The CEP portfolio managers responsible for the management of the Portfolio are compensated through a base salary, bonus and 401K plan. The amount of their compensation is determined by CEP’s Board of Managers and is not dependent on the performance of the Portfolio. Each co-manager of the portfolio management team is an equity stakeholder in CEP and is entitled to a share of any distribution of profits made by CEP.

Chicago Equity Partners, LLC is a privately held limited liability company that is wholly-owned by its senior managers. The firm does not have an ownership interest in any other entity. CEP is a profits member of a joint venture with Bank of Hawaii, known as Bankoh Investment Partners, LLC. This joint venture limited liability company offers investment advisory services to institutional clients located primarily in the state of Hawaii. In order to avoid a material conflict of interest, CEP has chosen not to hold Bank of Hawaii securities in mutual fund portfolios that it may advise or sub-advise. The owners of CEP have not material financial ties to any of its investment advisory clients.

Balanced Portfolio: For the equity portion of the Balanced Portfolio: Please see the disclosure for the portfolio management team above under the Equity Portfolio.

For the fixed-income portion of the Balanced Portfolio: Gregory J. Hahn and Michael D. Richman are the portfolio managers for the fixed-income portion of the Balanced Portfolio.

Portfolio Manager Name	Portfolio Manager of			Ownership of 40|86 Series Trust Securities
	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)*
Gregory J. Hahn	$89,277,518 (3)	None	$24,253,843,311 (43)	None
Michael D. Richman	$74,529,416 (2)	None	$351,892,077 (21)	None
*Mssrs. Hahn and Richman may serve as portfolio manager or co-portfolio manager on these Other Accounts.

There are no portfolios managed by Mr. Hahn or Mr. Richman that have performance-based fees.

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86's annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We would anticipate that a similar P4P structure would continue. In addition, selected key personnel are expected to participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based up on the performance of any particular portfolio he/she may manage.

40|86 Advisors, Inc. and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

High Yield Portfolio: Leo J. Dierckman and Amy L. Gibson serve as portfolio managers for the High Yield Portfolio.

Portfolio Manager Name	Portfolio Manager of			Ownership of 40|86 Series Trust Securities
	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)*
Leo J. Dierckman	$139,420,599 (3)	None	$125,409,365 (3)	None
Amy L. Gibson	$124,672,494 (2)	$2,010,340,071 (9)	None	None

*Ms. Gibson and Mr. Dierckman may serve as portfolio manager or co-portfolio manager on these Other Pooled Investments and Other Accounts.

Ms. Gibson is the portfolio manager or co-portfolio manager of nine accounts (totaling $2,010,340,071) of Other Pooled Investments that have the potential to earn performance-based fees. A majority of these Other Pooled Investments are collateralized bond obligations and collateralized debt obligations.

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86's annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We would anticipate that a similar P4P structure would continue. In addition, selected key personnel are expected to participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based up on the performance of any particular portfolio he/she may manage.

40|86 Advisors, Inc. and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

Fixed Income Portfolio: Gregory J. Hahn and Michael D. Richman serve as portfolio managers for the Fixed Income Portfolio. Information for Mr. Hahn and Mr. Richman may be found above in the fixed-income portion of the Balanced Portfolio.

40|86 Advisors, Inc. and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

Government Securities Portfolio: Michael J. Dunlop and Willie M. Brown serve as portfolio managers for the Government Securities Portfolio.

Portfolio Manager Name	Portfolio Manager of			Ownership of 40|86 Series Trust Securities
	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)*
Michael J. Dunlop	$14,622,880 (1)	None	None	None
Willie T. Brown	$14,622,880 (1)	None	None	None

There are no portfolios managed by Messrs. Dunlop or Brown that have performance-based fees.

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86's annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We would anticipate that a similar P4P structure would continue. In addition, selected key personnel are expected to participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based up on the performance of any particular portfolio he/she may manage.

40|86 Advisors, Inc. and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

OTHER SERVICE PROVIDERS

The Distributor. Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, and acts as the Trust’s principal underwriter. The Distributor has not received underwriting commissions from the Trust for any of the last three fiscal years of the Trust.

The Administrator. Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as Administrator to the Trust. Under the agreement, the Administrator will supervise the overall administration of the Portfolios. These administrative services may include supervising the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations, supervising the maintenance of books and records, and other general administrative responsibilities. For providing these services, the Administrator will receive a fee from the Trust as follows: 0.15 percent for the first $200 million of the Trust’s net assets; 0.10 percent for the next $300 million of the Trust’s net assets; and 0.08 percent in excess of $500 million of the Trust’s net assets.

For the fiscal year ended December 31, 2004, the following administration fees were paid:

Portfolio	Fees Paid
Focus 20 Portfolio	$ 3,538
Equity Portfolio	$ 205,065
Balanced Portfolio	$ 61,168
High Yield Portfolio	$ 12,525
Fixed Income Portfolio	$ 40,058
Government Securities Portfolio	$ 25,273
Money Market Portfolio	$ 53,996

Custodian. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as Custodian of the assets of each Portfolio.

 Code of Ethics. The Trust, Adviser and Principal Underwriter have adopted a Code of Ethics of (hereinafter “Code”) pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the 1940 Act and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the “Insider Trading Act”). Under the Code, no director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or (2) is being purchased or sold by the Adviser on behalf of any client. The Code also requires prior clearance, submission of duplicate confirmations on all transactions, as well as, submission of duplicate monthly statements on all beneficially owned accounts by access persons. The Code is on file with and is available from the Securities and Exchange Commission.

OAK and CEP have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit persons subject to the respective code, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by a Portfolio or Portfolios. These codes of ethics have been filed with and are available from the Securities and Exchange Commission.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 North Meridian Street, Suite 1700, Indianapolis, Indiana 46204 serves as the Trust’s independent registered public accounting firm.

Distribution Arrangements

Conseco Equity Sales, Inc. (the “Distributor”) serves as the principal underwriter for each Portfolio pursuant to an Underwriting Agreement, dated May 1, 2001. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Subject to the compensation arrangement discussed below, the Distributor bears all of expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect only so long as such continuance is specifically approved at least annual (a) by the Board of Trustees of the Trust, or by the vote of the holders of a majority of the outstanding voting securities of the Trust (or such Portfolio), and (b) by a majority of the Trustees who are not interested persons of the Distributor or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the non-interested Board members, on not more than sixty (60) days’ written notice, or by the Underwriter on not more than sixty (60) days’ written notice, and shall terminate automatically in the event of any act that constitutes an assignment, (as defined by the provisions of the Investment Company Act of 1940, as amended) of this Agreement.

Plan of Distribution and Service

The Trust has adopted a Plan of Distribution and Service (the “Plan”) dated May 1, 2001 with respect to each Portfolio, except for the Money Market Portfolio, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.
Pursuant to the Plan, each Portfolio may compensate the Distributor for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25 percent annually of each Portfolio’s average daily net assets.
The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. The portion of payments made by a Portfolio for shareholder servicing may not exceed an annual rate of 0.25 percent of the average daily net asset value of Portfolio shares of that class owned by clients of such broker, dealer or financial intermediary.
In accordance with the terms of the Plan, the Distributor provides to each Portfolio, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

The Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Trustees believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of shares of each Portfolio, economies of scale, reduced expense ratios and greater portfolio diversification.
Shareholders of the Portfolios approved the Plan at a shareholder meeting held on March 29, 2001 at the Conseco offices.
Under the term of the Plan, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Portfolio, and the Trustees in a manner described above must also approve material amendments to the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio affected thereby. The Plan will automatically terminate in the event of their assignment.
For the fiscal years ended December 31, 2003 and 2004, the 12b-1 fees paid were:

	12b-1 fees
Portfolio	2003	2004
Focus 20 Portfolio	$ 7,322	$ 6,690
Equity Portfolio	$381,116	$ 389,259
Balanced Portfolio	$114,302	$ 116,051
High Yield Portfolio	$ 21,472	$ 23,762
Fixed Income Portfolio	$100,057	$ 75,948
Government Securities Portfolio	$ 89,514	$ 47,866

Other Revenue Sharing

In addition, pursuant to an agreement with Jefferson National Life Insurance Company (“Jefferson National”), the Adviser pays a portion of the advisory fee it receives for managing the Money Market Portfolio to Jefferson National. Amount s paid to Jefferson National pursuant to this agreement are based on the average daily net assets of the Money Market Portfolio according to the following schedule: $0 - $50 million at 0.05 percent; $50 million -$150 million at 0.15 percent; $150 million - $250 million at 0.175 percent; and over $250 million at 0.20 percent. For the year ended December 31, 2004, the Advisor paid $21,052 to Jefferson National under this arrangement.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in “Management.” The Trust’s officers supervise the daily business operations of the Trust.
Each Trustee will serve the Trust until his or her successor is duly elected and qualified. All Trustees oversee the 8 Portfolios that make up the 40|86 Mutual Fund Complex, including 40|86 Series Trust (7 Portfolios), and 40|86 Strategic Income Fund (1 Portfolio).
The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Diana H. Hamilton, 48 535 N. College Drive Carmel, IN 46032	Trustee	Since December 2004	Independent Consultant in Municipal Finance Advisory; Formerly, State of Indiana Director of Public Finance; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
Harold W. Hartley, 81 535 N. College Drive Carmel, IN 46032	Trustee	Since November 1993	Chartered Financial Analyst; Retired, Executive Vice President, Tenneco Financial Services, Inc.; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	Ennis Business Forms, Inc.
Dr. R. Jan LeCroy, 73 535 N. College Drive Carmel, IN 46032	Trustee	Since November 1993	Retired, President, Dallas Citizens Council; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	SWS Group, Inc.
R. Matthew Neff, 49 535 N. College Drive Carmel, IN 46032	Trustee	Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp. a financial services company engaged in the healthcare finance field; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
David N. Walthall, 59 535 N. College Drive Carmel, IN 46032	Trustee	Since October 1998
Chairman of the Board; Principal, Walthall Asset Management. Former President, Chief Executive Officer and Director of Lyrick Corporation. Formerly, President and CEO, Heritage Media Corporation,. Formerly, Director, Eagle National Bank. Trustee of one other investment company managed by the Adviser.
				2 registered investment companies consisting of 8 portfolios	Director, Da-Lite Screen Company
Interested Trustees and Officers
Gregory J. Hahn, 44* 535 N. College Drive Carmel, IN 46032	President and Trustee	Since March 2001	Chartered Financial Analyst. Senior Vice President, Adviser. President and Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
Audrey L. Kurzawa, 38 535 N. College Drive Carmel, IN 46032	Treasurer	Since October 2002	Certified Public Accountant; Controller, Adviser. Treasurer of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
Sarah L. Bertrand, 37 535 N. College Drive Carmel, IN 46032	Secretary and Chief Compliance Officer	Since December 2004	Assistant Vice President, Legal & Compliance, Adviser. Secretary and Chief Compliance Officer of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
William T. Devanney, 49 53 N. College Drive Carmel, IN 46032	Vice President	Since November 1993	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other investment company managed by the Adviser.	2 registered investment companies consisting of 8 portfolios	None
_________________
* The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and on an aggregate basis, in the registered investment companies overseen by the Trustee within the 40|86 Mutual Fund Complex as of December 31, 2004:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the 40|86 Mutual Fund Complex
Independent Trustees
Diana H. Hamilton	None	None
Harold W. Hartley	None	$10,001 - $50,000
Dr. R. Jan LeCroy	None	None
R. Matthew Neff	None	None
David N. Walthall	None	None
Interested Trustee
Gregory J. Hahn*	None	None

* The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.
As of March 31, 2005, the trustees and officers as a group owned less than 1 percent of the shares of the Trust.

Compensation

Each Independent Trustee receives an annual retained fee of $7500, a fee of $1500 for each Board meeting, Independent Trustee meeting or separate committee meeting (that is, committee meeting(s) conducted in conjunction with a Board meeting or Independent Trustee meeting) he or she attends. Additionally, each Independent Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per-meeting fee of $375 for in-person Board meetings. The Trust also reimburses each Independent Trustee for travel and out-of-pocket expenses.

The following table shows the compensation of each Independent Trustee for the fiscal year ending December 31, 2004 for affiliated investment companies within the 40|86 Mutual Fund Complex. In addition to 40|86 Series Trust, the Fund Complex consists of eight separate portfolios including 40|86 Strategic Income Fund.

COMPENSATION TABLE
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Trust Complex Paid to Trustees and the Number of Portfolios Overseen*
Diana H. Hamilton	$1,750	$1,750 (2)
Harold W. Hartley	$14,208	$36,750 (17)
Dr. R. Jan LeCroy	$14,208	$36,750 (17)
R. Matthew Neff	$1,750	$1,750 (2)
David N. Walthall	$15,333	$39,750 (17)
*Amount represents total compensation from all investment companies in the 40|86 Mutual Fund Complex, including the Trust and 40|86 Strategic Income Fund, for which the Trustee serves as a Board member. Messrs. Hartley, LeCroy and Walthall each served as Trustee for Conseco Fund Group (8 portfolios) until April 30, 2004 and as a Director Conseco StockCar Stocks Mutual Fund, Inc. (1 portfolio) until October 29, 2004.
None of the Independent Trustees, or his immediate family members beneficially owned a class of securities in the investment adviser, principal underwriter of the Trust, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit Committee	Diana H. Hamilton Harold W. Hartley, Chairperson Dr. R. Jan LeCroy R. Matthew Neff David N. Walthall	The Audit Committee meets with the independent auditors periodically to review the results of the audits and report the results to the full Board, evaluates the independence of the auditors, and reviews legal and regulatory matters that may effect the Trust	3
Compensation Committee	Diana H. Hamilton Harold W. Hartley Dr. R. Jan LeCroy, Chairperson R. Matthew Neff David N. Walthall	The Compensation Committee periodically reviews and evaluates the compensation of the Independent Trustees and recommends any appropriate changes to the independent trustees as a group.	1
Insurance Committee	Diana H. Hamilton Harold W. Hartley Dr. R. Jan LeCroy R. Matthew Neff, Chairperson David N. Walthall	The Insurance Committee periodically reviews and evaluates the insurance coverage that protects the Trust and the Trustees.	1
Retirement Committee	Diana H. Hamilton Harold W. Hartley Dr. R. Jan LeCroy R. Matthew Neff David N. Walthall, Chairperson	The Retirement Committee periodically reviews and evaluates the retirement policy and recommends any appropriate changes to the independent trustees as a group.	1
Nominating Committee*	Diana H. Hamilton, Chairperson Harold W. Hartley Dr. R. Jan LeCroy R. Matthew Neff David N. Walthall	The Nominating Committee reviews and evaluates candidates’ qualifications for Board membership and the nominees’ independence from the Trust’s manager and other principal service provider.	4

*The Nominating Committee will not generally consider nominees recommended by shareholders.

Nominating Committee: The Nominating Committee has a written charter. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (1) the Trust’s current Trustees, (2) the Trust’s officers, (3) the Trust’s investment adviser, and (iv) any other source the Nominating Committee deems to be appropriate, including shareholders. Resumes of candidates may be sent to the Secretary of the Trust at 11825 North Pennsylvania Street, Carmel, Indiana 46032.

NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS

The Value of the Securities of the Money Market Portfolio

The Money Market Portfolio’s use of the amortized cost method is conditioned on compliance with certain conditions contained in Rule 2a-7 (the “Rule”) under the 1940 Act. The Rule also obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio’s investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of difference of more than one-half of one percent between the two. To minimize any material dilution or other unfair results which might arise from differences between the two, the Trustees will take such steps as they consider appropriate (e.g., redemption in kind or shortening the average portfolio maturity).

It is the normal practice of the Money Market Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the principal amount of the security. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the yield on shares of the Portfolio will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the yield on shares of the Portfolio will tend to be lower than if the valuation was based upon market prices and estimates.

The Value of the Securities of the Other Portfolios

Securities held by all Portfolios except the Money Market Portfolio will be valued as follows: Portfolio securities which are traded on stock exchanges are valued at the closing market prices on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices as quoted by one or more dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

Securities traded primarily on the Nasdaq Stock Market are normally valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. In valuing below investment grade securities, it should be recognized that judgment plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last sale information is available. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

PROXY VOTING SUMMARY

It is the policy of the Trust to delegate the authority and responsibility to vote proxies related to portfolio securities to the Trust’s investment adviser, 40|86 and Sub-Advisers. Accordingly, the Board of Trustees has authorized the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) as the proxy voting policies and procedures that will be used by or on behalf of the Portfolios when exercising voting authority on behalf of the Portfolios. The Adviser’s and each Sub-Adviser’s proxy voting policies are attached to the SAI as Exhibit A.

The Adviser and Sub-Advisers shall vote proxies related to portfolio securities of the Portfolios in the best interests of the Portfolio and its shareholders.

Review of Proxy Voting Procedures

The Board of Trustees of the Trust periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:

A.	The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the best interests of the Portfolio and its shareholders.

B.
The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the best interests of the Portfolio and its shareholder in situations where a proxy vote presents a conflict between the interests of the shareholders of the Portfolio, on the one hand, and those of the Adviser, or Sub-Adviser, or any affiliated person of the Adviser or Sub-Adviser, on the other.

The Adviser, or Sub-Adviser, provide a written report to the Trust’s Board of Trustees regarding any proxy voted where a conflict of interest (as set forth above) was identified, except in circumstances where:

(i)	the Adviser, or Sub-Adviser, and/or the Portfolio engaged an independent third party to provide a recommendation on how to vote such proxy;

(ii)	the Adviser, or Sub-Adviser, caused the proxy to be voted consistent with the recommendation of the independent third party; and

(iii)	the instructions to the independent third party with respect to the proxy voted were consistent with the best interest of the Portfolio and its shareholders.

The Adviser and Sub-Advisers provide such report at the next regularly scheduled meeting of the Board.

The Adviser and Sub-Advisers notify the Board promptly of any material change to its Proxy Voting Procedures.

Disclosure

The following disclosure is provided:

A.	The Adviser and Sub-Advisers make available its proxy voting records in respect of the Portfolios, for inclusion in the Trust’s Form N-PX.

B.	The Administrator assists the Trust in including the proxy voting policies and procedures required in the Trust’s annual filing on Form N-CSR.

C.	The Administrator includes in the Trust’s shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; and (ii) on the SEC’s website.

D.	The Administrator includes in the Trust’s annual and semi-annual reports a statement that information is available regarding how the Portfolios voted proxies during the most recent twelve-month period (i) without charge, upon request, by calling a toll-free number; and (ii) on the SEC’s website.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

A complete list of each Portfolios’ portfolio holdings is disclosed on a quarterly basis and are made available not sooner than the 10th business day of the month following each calendar quarter. As of April 31, 2005, quarterly portfolio holdings are provided to ranking and rating organizations, including Lipper Analytical Services, Morningstar, Standard & Poor’s and Bloomberg.

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios’ annual and semi-annual reports on Form N-CSR for the second and fourth quarters and on Form N-Q for the first and third quarters.

The Trust may release statistical information after any quarter-end including, but not limited to, top ten holdings, industry, sector or geographic weightings; valuation measures, risk measures, or other similar “aggregated” information about the Portfolios. As of April 31, 2005, such statistical information is distributed to ranking and rating organizations, including Lipper Analytical Services, Morningstar, Standard & Poor’s and Bloomberg. Statistical information is also distributed on a quarterly basis to various Insurance Companies who use the Portfolios as underlying investment options for variable annuity or variable life insurance contracts. This statistical information is distributed in the form of “Fact Sheets” to be used by the Insurance Companies’ representatives.

The Trust may release nonpublic portfolio holdings or other statistical information to selected parties, on other than a quarterly basis, if (i) based on a determination by the Chief Compliance Officer (CCO) the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust and (ii) the recipient has been informed in writing that they are subject to a duty of confidentiality with respect to the information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made public.

Examples of instances where selective disclosure may be appropriate, include but are not limited to,

•	Trustees of the Trust;
•
Service providers of the Trust who have a reasonable need of that information to perform their services for the Trust, such as, the Trust’s Distributor, attorneys, auditors, custodians, transfer agent and pricing service; and

•
Brokers/dealers or other counterparties, research providers or analytical services of lists of holdings or lists of securities of interest in connection with their provision of brokerage, research or analytical services.

No person or entity shall accept any compensation or consideration of any kind, including any agreement to maintain assets in any Trust or enter into or maintain any other relationship with the Trust, in connection with the release of information relating to the Trust’s portfolio holdings.

The Board has adopted policies and procedures that are reasonably designed to ensure that disclosure of information regarding the Portfolios’ portfolio securities are in the best interest of the Portfolios shareholders, including procedures to address conflicts between the interests of the Portfolios’ shareholders and those of the Portfolios’ Adviser, Sub-Advisers, Administrator and Distributor. The Board has authorized the CCO to release the Portfolios’ portfolio holdings, as necessary, in conformity with the adopted policies and procedures. The CCO is responsible for keeping written records of any exceptions granted to this policy and shall report those exceptions to the Board at the Board’s next regularly scheduled board meeting. The Board also reviews the adopted policies and procedures governing the disclosure of portfolio holdings on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Owners of variable contracts invested in the Portfolios will not receive directly any dividends or other distributions from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.
It is each Portfolio’s intention to distribute sufficient net investment income to avoid the imposition of federal income tax on the Portfolio. Each Portfolio also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Portfolio, other than the Money Market Portfolio, consists of all dividends and/or interest received less its estimated expenses (including fees payable to the Adviser). Net investment income of the Money Market Portfolio consists of accrued interest (i) plus or minus amortized discounts or premiums, (ii) plus or minus realized gains or losses on portfolio securities, (iii) less the estimated expenses of that Portfolio applicable to that dividend period. The Balanced Portfolio is also required to include in its taxable income each year a portion of the original issue discount at which it acquires zero coupon securities, even though the Portfolio receives no interest payment on the securities during the year. Similarly, that Portfolio must include in its taxable income each year any interest on payment-in-kind securities in the form of additional securities. Accordingly, to continue to qualify for treatment as a regulated investment company under the Internal Revenue (the “Code”), that Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash the Portfolio actually receives. Those distributions will be made from the Portfolio’s cash assets or the proceeds from sales of portfolio securities, if necessary.

Dividends from the Government Securities Portfolio, Fixed Income Portfolio and High Yield Portfolio will be declared and reinvested monthly in additional full and fractional shares of those respective Portfolios. Dividends from the Balanced Portfolio will be declared and reinvested quarterly in additional full and fractional shares of those respective Portfolios. Dividends for the Equity Portfolio and Focus 20 Portfolio will be declared and reinvested annually in additional full and fractional shares of those respective Portfolios. Dividends from the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of that Portfolio. However, the Trustees may decide to declare dividends at other intervals.

Distributions of each Portfolio’s net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term gains, and net realized gains from foreign currency transactions, if any, is declared and paid to its shareholders annually after the close of its fiscal year. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

Each Portfolio of the Trust is treated as a separate corporation for federal income tax purposes and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As such, a Portfolio will not be subject to federal income tax on the part of its net investment income and net realized capital gains that it distributes to shareholders. To qualify for treatment as a “regulated investment company,” each Portfolio must, among other things, derive at least 90 percent of its gross income for each taxable year from dividends, interest and gains from the sale or other disposition of securities.

Furthermore, each Portfolio also intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) imposes certain investment diversification requirements on life insurance company separate accounts that support variable life insurance contracts and variable annuity contracts. These diversification requirements are in addition to the diversification requirements of Subchapter M of the Code and of the 1940 Act, and may affect the securities in which a Portfolio may invest.

As of December 31, 2004, the Portfolios in the following table had additional net capital loss “carryforwards,” subject to certain limitations on availability, to offset future net capital gains, if any. To the extent that these are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

Portfolio	Carryover Expiring in 2009	Carryover Expiring in 2010	Carryover Expiring in 2011
Focus 20 Portfolio	$201,943	$40,389	None
Equity Portfolio	$22,371,666	$6,022,326	None
Balanced Portfolio	$2,444,046	$7,956,380	None
High Yield Portfolio	$71,041	$420,330	$38,828
Fixed Income Portfolio	None	$433,796	None

GENERAL

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders’ vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust’s shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1 percent of the Trust’s shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders’ expense the shareholders’ communication to all other shareholders. See the Contract and Policy Prospectuses for information as to the voting of shares by Owners.

Each issued and outstanding share of each Portfolio is entitled to participate equally in dividends and distributions of the respective Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

Under Rule 18f-2 (the “Rule”) under the 1940 Act, as to any investment company which has two or more series (such as the Portfolios) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases on which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

FINANCIAL STATEMENTS

The financial statements of the Trust incorporated by reference in the Prospectus and the Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, Indianapolis, Indiana independent registered public accounting firm, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion given upon the authority of the firm as experts in accounting and auditing.

Audited Financial Statements for the 40|86 Series Trust Focus 20 Portfolio, Equity Portfolio, Balanced Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government Securities Portfolio, and the Money Market Portfolio, for the fiscal year ended December 31, 2004 are incorporated by reference from the Trust’s annual report to shareholders dated December 31, 2004.

Exhibit A

40|86 Advisors, Inc. Proxy Voting Policies

(1)	Overview:

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) requires us to adopt and implement written policies and procedures that are reasonably designated to ensure that we vote client securities in the best interest of our clients. Because we do not routinely manage portfolios of listed equity securities we rarely vote proxies. Also, because we do not have any affiliates engaged in the business of investment banking or acting as an underwriter of or principal dealer for listed equities, it is very unlikely that a conflict of interest would arise. However, we are still required to adopt these policies because on occasion a voting situation could arise. 40|86 Advisors, Inc. (the “Adviser”) has adopted these policies and procedures in accordance with the rule.

(2)	Responsibility:

We acknowledge that the proxy vote is an asset of our client portfolio with respect to which the Adviser has voting authority under our typical management contract (In the case of sub-advisory investment management agreements proxy voting, authority is delegated to the sub-advisor).

We seek to discharge our fiduciary duty to clients by monitoring corporate events and voting proxies solely in the best interests of our clients. We evaluate all proxy proposals on an individual basis. Subject to our contractual obligations, there may be times when refraining from voting a proxy is in a client’s best interest, such as when we determine that the cost of voting the proxy exceeds the expected benefit to the client.

We are neither an activist in corporate governance matters nor an automatic supporter of management on all proxy proposals.

(3)	Proxy Voting Committee Responsibilities:

We have established a Proxy Voting Committee. The member or members of the Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A to this manual section. The Proxy Voting Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Voting Committee constitutes a quorum for the transaction of business. The Committee will maintain appropriate records of meetings and actions of the Proxy Voting Committee.

The Proxy Voting Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Voting Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Voting Committee reports to the Adviser’s Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

The Proxy Voting Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Schedule B. The Proxy Voting Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the facts and circumstances of the company whose proxy is being voted.

(4)	Procedure:

If a client retains the power to vote proxies they are forwarded to the client for action. That is the end of our responsibility. If the client has delegated the responsibility for proxy voting to the Adviser, we track the occurrence of shareholder meetings and evaluate the proxy information provided by the companies whose shares are being voted.

Prior to a proxy-voting deadline, the Adviser will make a determination as to how to vote each proxy proposal based on the proposal and the Guidelines. In evaluating a proxy proposal, the Adviser may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. The Adviser may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

(5)	Conflict of Interest:

In theory we may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A.	Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Adviser will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser’s employees, and other information actually known.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

(a)
Significant Business Relationships - The Proxy Voting Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for the Adviser to vote in favor of management.

(b)
Significant Personal or Family Relationships - The Proxy Voting Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Voting Committee members, senior management, as applicable) are required to disclose to the Proxy Voting Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

(c)
Contact with Proxy Voting Committee Members - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Voting Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser’s Compliance Officer who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Voting Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B.	Determining Whether a Conflict is Material

In the event that the Proxy Voting Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Voting Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Voting Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Voting Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Voting Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

C.	Voting Proxies Involving a Material Conflict

In the event that the Proxy Voting Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Voting Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).
The Adviser may not address a material conflict of interest by simply abstaining from voting.

The Proxy Voting Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Voting Committee.

(6)	Disclosure:

In accordance with the Advisers Act, the Adviser reports to its clients regarding the manner in which their proxies are voted . It is the Adviser’s general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

(7)	Record Retention:

The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required.

Chicago Equity Partners, Inc. Proxy Voting Policies

Title: PROXY VOTING
Section: PORTFOLIO MANAGEMENT
Ref. No.: B-07

Adopted/Revised: August 1, 2003

PROXY VOTING POLICIES AND PROCEDURES

A.	POLICY

Chicago Equity Partners (the “Adviser”) acts as discretionary investment adviser to high net worth individuals and institutional accounts. Our policy is to exercise voting authority with respect to client securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client assets. The Investment Committee of the firm has delegated authority for proxy voting to a Proxy Committee, comprised of three members. The Investment Committee has designated the Director of Compliance as the Chairman of the Proxy Committee. Additional members will include a representative of the Equity Research unit and a representative of the Client Service unit. The Proxy Committee has the responsibility for developing and maintaining voting guidelines. In developing the voting guidelines the Proxy Committee relies on proxy research services (e.g. Institutional Shareholder Service, IRRC) as well as public information made available by established proponents of responsible proxy voting(e.g. the Council of Institutional Investors, TIA-CREF, Calpers, AFL-CIO). The guidelines reflect voting positions that are in the economic interest of the clients of Chicago Equity Partners and in keeping with Chicago Equity Partners’ role as a fiduciary, as defined by both the Advisers Act and ERISA. Where a voting guideline for a particular proxy proposal does not exist, Chicago Equity Partners will generally vote in accordance with the recommendation made by the proxy research service to which the firm subscribes.

The procedures and guidelines described below are intended to implement this proxy voting policy.

B.	PROCEDURES

1.
The Chairman of the Proxy Committee will appoint a Voting Coordinator who is responsible for monitoring corporate actions and ensuring that (i) proxies are received and forwarded to a proxy voting agent employed by the firm; and (ii) proxies are voted in a timely manner upon receipt of voting instructions from the proxy research service vendor. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

2.
The Chairman of the Proxy Committee shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

3.
Proxy voting decisions will be determined by the Voting Coordinator. The Voting Coordinator will vote the proxies in accordance with the standard voting positions or for non-routine issues with the recommendation of the proxy research service. Where the proxy proposal involves mergers, acquisitions and corporate restructurings the voting decision will be made by the firm’s equity analyst responsible for the company. The Proxy Committee may choose to vote in a manner that differs from the voting guidelines or the recommendation made by the proxy research service. In such case the reason for the deviation will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

4.
The Proxy Committee may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting The decision not to vote on a particular proposal will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

C.	VOTING GUIDELINES

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

• Approval of auditors
• Election of directors
• Indemnification provisions for directors
• Liability limitations of directors
• Name changes
• General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the economic interest of advisory accounts. Non-routine matters include:

• Mergers and acquisitions
• Restructuring
• Re-incorporation
• Changes in capitalization
• Increase in number of directors
• Increase in preferred stock
• Increase in common stock
• Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

• Poison pills
• Golden parachutes
• Greenmail
• Supermajority voting
• Dual class voting
• Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the account. Shareholder matters include:

• Annual election of directors
• Anti-poison pill
• Anti-greenmail
• Confidential voting
• Cumulative voting

D.	CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the company’s Board.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

•
The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5 percent of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.

•	If the Voting Guidelines do not cover an issue or indicate a “case by case” analysis, we will follow the voting recommendation of our proxy research service.

•	If the proxy research service does not cover an issue, we will either seek the consent of clients or the written recommendation of an independent third party.

E.	RECORDKEEPING

The firm’s Proxy Voting Agent is responsible for maintaining the following records on behalf of the firm:

•	proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast;

•	Research and analysis regarding voting recommendations made;

The firm’s Proxy Voting Coordinator is responsible for maintaining the following records:

•	records of client requests for voting information; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

F.	DISCLOSURE

The Adviser will describe these Policies and Procedures in an attachment to Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in the attachment how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

Oak Associates, ltd.
Proxy Voting Procedures and Policies

I. INTRODUCTION

Proxy voting is an important right of the shareholders. When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporation in whose securities we invest.

The client relationships in which Oak will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA.

•	Plans and other institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to Oak Associates, ltd.

•	The registered investment companies (“Oak Associates Funds”) advised by Oak Associates, ltd.

•	Wrap fee programs that have delegated proxy-voting responsibility to Oak Associates, ltd.

For those advisory clients who have retained proxy-voting responsibility, Oak Associates, ltd. has no authority and will not vote any proxies for those client portfolios. Generally, the clients that have retained proxy-voting responsibility are individuals and their related accounts.

This document summarizes our voting policies on both management and shareholder proposals. Our policies cover the issues that we most frequently encounter.

II. ROLE OF INVESTMENT COMMITTEE

1.	The Investment Committee, which is the committee consisting of all the Portfolio Managers, Research Analysts and the Compliance Officer, is designated as the Firm’s policy-making body with respect to proxy voting.

2.	The Investment Committee determines the Statement of Policy, which is set forth as Section IV of this policy.

3.	The Investment Committee shall determine how to vote proxies with respect to issues that are not indicated by the Statement of Policy.

4.	The Investment Committee will delegate decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.

5.	The Investment Committee may determine to vote proxies in a manner that differs from the Statement of Policy if the Investment Committee believes that not voting in accordance with the Investment Policy is in the best interest of the client.

III. PROXY VOTING PROCEDURES

1.	Oak Associates, ltd. has retained a third party, Institutional Shareholder Services (ISS), to assist it in coordinating and voting proxies with respect to client securities. Oak’s Compliance Officer shall monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained.

2.	All proxies received by Oak Associates, ltd. will be sent to ISS to coordinate and vote proxies. ISS will:

A.	Keep a record of each proxy received;

B.	Determine which accounts managed by Oak Associates, ltd. hold the security to which the proxy relates;

C.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which Oak must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

3.	The Compliance Officer will identify any conflicts that exist between the interests of Oak and its clients. This examination will include a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.

IV. STATEMENT OF POLICY

Oak Associates, ltd. believes that voting proxies in accordance with the following policies is in the best interest of the separate account clients and mutual fund shareholders.

For Taft Hartley clients, Oak will vote those proxies in accordance with the recommendations made by Institutional Shareholder Services (ISS) Proxy Voter Services (PVS) unless Oak is directed by the Taft Hartley client not to use the ISS services. PVS is dedicated to voting proxies for Taft Hartley plans.

1. Routine Items:

•	Oak will generally vote FOR the election of directors (where no corporate governance issues are implicated).
•	Oak will generally vote FOR an independent chairman of the board.
•	Oak will generally vote AGAINST shareholder resolutions to limit the tenure of directors.
•	Oak will generally vote FOR the selection of independent auditors.
•	Oak will generally vote FOR increases in or reclassification of common stock.
•	Oak will generally vote FOR management recommendations on indemnification and liability limitations for officers and directors.
•	Oak will generally vote AGAINST shareholder proposals to limit indemnification and liability limitations.
•	Oak will generally vote FOR changes in the board of directors (where no corporate governance issues are implicated).
•	Oak will generally vote FOR outside director compensation.
•	Oak will generally vote AGAINST expensing options.

2. Non-Routine:

•	Oak will generally vote FOR shareholder resolutions requesting the adoption of confidential voting.
•	Oak will generally vote AGAINST management resolutions to implement fair price procedures.
•	Oak will generally vote AGAINST management proposals to introduce several classes of voting stock with unequal voting rights.
•	Oak will generally vote AGAINST management proposals to institute supermajority rules.
•	Oak will generally vote FOR a proposed reverse split of a company’s common stock.
•	Oak will generally vote FOR shareholder proposals that a company opt out of various anti-takeover statues.

3. General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes or a Non-Routine Item where no specific policy applies, then the Investment Committee will review the proxy and determine how the proxies should be voted on a case-by-case basis.

Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any Potential or Actual Conflict of Interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

V. DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part II that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Our Form ADV disclosures will be amended whenever these procedures and policies are updated.

VI. RECORDKEEPING

The Compliance Officer has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm’s recordkeeping procedures include the following:

•
Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.

•
Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.

July 2003

40|86 SERIES TRUST
Administrative Office
11815 N. Pennsylvania Street
Carmel, Indiana 46032

SAI-100 (5/05)    May 1, 2005

PART C

40|86 SERIES TRUST
Focus 20 Portfolio
Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

REGISTRATION STATEMENT ON FORM N-1A

PART C
OTHER INFORMATION

ITEM 23. EXHIBITS.

(a) Articles of Incorporation:

--	Amended Declaration of Trust, incorporated herein by reference to Exhibit 1 (i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1 (File No. 2-80455) filed on June 28, 1983; Amendment to Amended Declaration of Trust, incorporated by reference to Exhibit No. 1 (ii) to Post-Effective Amendment No. 1 to the Registration Statement of Form N-1A (File No. 2-80455) April 20, 1984; Amendment to Amended Declaration of Trust incorporated by reference to Exhibit No. 1 (iii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

(b) Bylaws

--	By-Laws, incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1 (File No. 2-80455). All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

(c) Instruments Defining Rights of Security Holders

--	Not Applicable.

(d) Investment Advisory Contracts

(1)	Investment Advisory Agreements, incorporated by reference to Exhibit No. 5 to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988; and an Investment Advisory Agreement dated January 1, 1993 between the Registrant and Conseco Capital Management, Inc. incorporated by reference to Exhibit No. 5 (ii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

(2)	Investment Advisory Agreements for the High Yield Portfolio and the Conseco 20 Focus Portfolio, incorporated by reference to the Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

(3)	Investment Advisory Agreement between Conseco Series Trust and Conseco Capital Management, Inc., incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(4)	Investment Sub-Advisory Agreement between Chicago Equity Partners, LLC and Conseco Capital Management, Inc., on behalf of Conseco Equity and the equity portion of the Conseco Balanced Portfolio, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(5)	Investment Sub-Advisory Agreement between Oak Associates, ltd. and Conseco Capital Management, Inc., on behalf of the Conseco 20 Focus Portfolio. , incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

1

(e) Underwriting Contracts

--	Principal Underwriting Agreement between Conseco Series Trust and Conseco Equity Sales, Inc. incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(f) Bonus or Profit Sharing Contracts

--	Not Applicable.

(g) Custodian Agreements

--	Custodian Agreement incorporated by reference to Exhibit No. 8 to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993; and Custodian Agreement incorporated by reference to Exhibit No. (g) to the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-80455) May 3, 1999.

(h) Other Material Contracts

(1)	Administration Agreement incorporated by reference to Exhibit No. (h) to the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-80455) May 3, 1999.

(2)	Amended Schedule A to the Administration Agreement, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(3)	Fund Sub-Administration Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(4)	Fund Sub-Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(5)	Form of Expense Limitation Agreement between the Trust and 40|86 Advisors, Inc. and Conseco Services, LLC effective May 1, 2005. Filed herewith.

(i) Legal Opinion

--	Incorporated by reference to the Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 2-80455) May 1, 2000.

(j) Consent of Independent Publicly Registered Accounting Firm

--	Filed herewith.

2

(k) Omitted Financial Statements

--	Not Applicable.

(l) Initial Capital Agreements

--	Not Applicable.

(m) Plan of Distribution Pursuant to Rule 12b-1

--	Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2002.

(n) Rule 18f-3 Plan

--	Not Applicable.

(o) Reserved.

(p) Code of Ethics. Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

(1)	Code of Ethics. Chicago Equity Partners, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(2)	Code of Ethics. Oak Associates, ltd., incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(3)	Code of Ethics. Revised Code of Ethics of 40|86 Advisors, Inc. Attached herewith.

(4)	Code of Ethics. Revised Code of Ethics of Chicago Equity Partners, LLP. Attached herewith.

(5)	Code of Ethics. Revised Code of Ethics of Oak Associates, ltd. Attached herewith.

3

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

CONSECO, INC. (Indiana) - (publicly traded)

40|86 Advisors, Inc. (Delaware)
Marketing Distribution Systems Consulting Group, Inc. (Delaware)
Conseco Equity Sales, Inc. (Texas)
CDOC, Inc.(Delaware)
CFIHC, Inc. (Delaware)
40|86 Mortgage Capital, Inc. (Delaware)
Conseco Management Services Company (Texas)
Conseco Services, LLC (Indiana)
Conseco Marketing, LLC (Indiana)
Conseco Life Insurance Company of Texas (Texas)
Bankers Life Insurance Company of Illinois (Illinois)
Bankers Life & Casualty Company (Illinois)
BLC Financial Services, Inc.
Colonial Penn Life Insurance Company (Pennsylvania)
Conseco Senior Health Insurance Company (Pennsylvania)
Conseco Life Insurance Company of New York (New York)
Washington National Insurance Company (Illinois)
Conseco Life Insurance Company (Indiana)
Conseco Health Insurance Company (Arizona)
Conseco Insurance Company (Illinois)
Washington National Development Corp. (Delaware)
NAL Financial Group, Inc. (Delaware)
40|86 Strategic Income Fund (Massachusetts) (publicly held) *

* The shares of the 40|86 Strategic Income Fund, a closed-end management investment company, are traded on the New York Stock Exchange.

ITEM 25. INDEMNIFICATION

Reference is made to Articles II and V of the Declaration of Trust filed as Exhibit (1) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-80455) June 19, 1984. Reference is also made to Article VII of the Investment Advisory Agreements filed as Exhibit (5) to Post-Effective Amendment No. 8 and Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988 and April 28, 1993, respectively.

4

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

40|86 Advisors, Inc. (formerly, Conseco Capital Management, Inc.) (the "Adviser") is an Delaware corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

The principal officers and directors of 40|86 Advisors,, Inc. are as follows:

Eugene M. Bullis, Chairman of the Board; Executive Vice President and Chief Financial Officer of Conseco, Inc. and Conseco Services LLC; and Senior Officer and Director of several Conseco affiliated companies.

Ronald F. Ruhl, Director; Executive Vice President and Chief Actuary for several affiliated insurance companies.

Eric R. Johnson, President; Senior Vice President, Investments, Conseco, Inc. and Senior Vice President, Investments for several affiliated insurance companies.

Gregory J. Hahn, Senior Vice President and Chief Investment Officer; President and Trustee of 40|86 Strategic Income Fund and 40|86 Series Trust.

Richard W. Burke, Senior Vice President, Chief Information Officer.

Edwin J. Ferrell, Vice President, Director of Research.

Brian J. Hamel, Vice President, Director of Marketing & Client Service.

Audrey L. Kurzawa, Senior Vice President, Controller

Jeffrey M. Stautz, Vice President, General Counsel, Secretary and Chief Compliance Officer.

Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

5

ITEM 27. PRINCIPAL UNDERWRITER

Conseco Equity Sales, Inc. serves as the Registrant's principal underwriter.

The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

Name and Principal Business Address	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
David D. Humm	President	None
Jeffrey M. Stautz	Vice President, General Counsel, Secretary and Director	None
Audrey L. Kurzawa	Financial and Operations Principal	Treasurer
William T. Devanney, Jr.	Senior Vice President, Corporate Taxes	Vice President, Corporate Taxes
Daniel J. Murphy	Senior Vice President and Treasurer	None
Ronald L. Jackson	Vice President, Chief Compliance Officer and Assistant Secretary	None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books, or other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, Conseco Capital Management, Inc., or the Custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826 or the Sub-Administrator/Sub-Account U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 ..

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

None.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, 40|86 Series Trust, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 34 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 34 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Carmel, of the State of Indiana, on the 2nd day of May, 2005.
.

40|86 SERIES TRUST

By: /S/ GREGORY J. HAHN
Gregory J. Hahn
President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/S/ GREGORY J. HAHN	President	May 2, 2005
Gregory J. Hahn	(Principal Executive Officer)
and Trustee

/S/ DIANA H. HAMILTON*	Trustee	May 2, 2005
Diana H. Hamilton

/S/ HAROLD W. HARTLEY*	Trustee	May 2, 2005
Harold W. Hartley

/S/ DR. R. JAN LECROY*	Trustee	May 2, 2005
Dr. R. Jan LeCroy

	Trustee	May 2, 2005
R. Matthew Neff

/S/ AUDREY L. KURZAWA	Treasurer	May 2, 2005
Audrey L. Kurzawa

/S/ DAVID N. WALTHALL*	Trustee and Chairman	May 2, 2005
David N. Walthall	of the Board

* /S/ Sarah L. Bertrand
----------------------------------
Sarah L. Bertrand
Attorney-in-fact

7

Exhibits

(h)(5)	Form of Expense Limitation Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(p)(3)	Code of Ethics - Revised Code of Ethics for 40|86 Advisors, Inc.

(p)(4)	Code of Ethics - Revised Code of Ethics for Chicago Equity Partners, LLP

(p)(5)	Code of Ethics - Revised Code of Ethics for Oak Associates, ltd.

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